----------------------
                                                          THE LIPPER FUNDS, INC.
                                                          ----------------------


                                                    LIPPER HIGH INCOME BOND FUND










                                 Annual Report
                                 -----------------------------------------------
                                                               December 31, 1999

                                -----------------
                                TABLE OF CONTENTS
                                -----------------



    Shareholder's Letter .............................................    1

    Portfolio of Investments .........................................    4

    Statement of Assets and Liabilities ..............................   11

    Statement of Operations ..........................................   12

    Statement of Changes in Net Assets ...............................   13

    Financial Highlights .............................................   14

    Notes to Financial Statements ....................................   15

    Report of Independent Accountants ................................   19

THE LIPPER FUNDS, INC.                                             ANNUAL REPORT
LIPPER HIGH INCOME BOND FUND                                   DECEMBER 31, 1999




Dear Shareholder:

We are pleased to present the Annual Report for the Lipper High Income Bond Fund for the year ended December 31, 1999. The Lipper High Income Bond Fund is one of three investment portfolios, together with the Lipper U.S. Equity Fund and the Lipper Prime Europe Equity Fund, which comprise The Lipper Funds, Inc. This report presents the financial statements and performance review of the Lipper High Income Bond Fund (the "Fund") for the year ended December 31, 1999.

The Lipper High Income Bond Fund seeks to achieve high total returns while preserving capital by investing in a diversified portfolio of quality, high yield, intermediate-term bonds rated BBB+ to B-. The Fund focuses exclusively on the U.S. high yield bond market. As of December 31, 1999, the portfolio consisted of 92 securities representing 28 industries. The average credit quality of the portfolio was BB-. The Fund maintained an average maturity of 5.9 years and an effective duration of 3.7 years.

The Fund seeks to manage credit risk and minimize interest rate risk through in-depth credit analysis, portfolio diversification and by investing in securities with short-to-intermediate term maturities. The Fund seeks to reduce default risk by investing in cash-pay bonds issued by companies with proven track records of established cash flow. Further, the Fund favors bonds that are senior in the capital structure. Due in part to this discipline, the Fund has never experienced a default with respect to any bond holding.

Plagued by rising interest rates, inflation jitters and Y2K concerns, the bond market suffered its second-worst year since 1973 and its worst year since 1994 during 1999. Supposedly "safe" Treasuries fared the worst, with the 30-Year Treasury bond generating a return of -14.92% for the year and the 10-Year Treasury bond generating a return of -8.43% for the year. Although the fixed income markets were disappointing across the board, high yield bonds performed better than most during 1999, generating positive returns in an extremely difficult environment and grossly outperforming benchmark Treasury securities.

The Lipper High Income Bond Fund Premier Shares generated a net return of 4.20% for the year.* Although this return is lower than the Fund's historical average, the Fund outperformed its benchmark index, the Lehman Brothers BB Intermediate Bond Index, by approximately 200 basis points. The Fund also outperformed the average return generated by the 321 high yield mutual funds tracked by Morningstar, Inc. for the 12-month period ending December 31, 1999. Thus, the Lipper High Income Bond Fund performed well given the extremely difficult bond market conditions.

As of December 31, 1999, the average yield to maturity of the Fund was 9.6%. Therefore, the lower return generated by the Fund merely reflects the fact that on a mark-to-market basis, bond prices are unusually depressed. This is due to the fact that the high yield bond market had not yet fully recovered from the Russian debt crisis of 1998 when the inflation jitters hit in May 1999. Three interest rate hikes by the Federal Reserve between June and November, concerns regarding Y2K liquidity issues, plus the possibility of additional interest rate hikes in 2000 definitely spooked the bond market. As a result, high yield bond spreads remain unusually wide compared to historical norms. According to Donaldson Lufkin & Jenrette's High Yield Research Department, the spread of high yield bonds over comparable U.S. Treasury bonds was 549 basis points as of December 31, 1999. Similarly, the spread of BB-rated bonds over comparable U.S. Treasuries was 320 basis points as of December 31, 1999. These spreads are wider than historical norms, where the average spread of high yield bonds was 441 basis points and the average spread of BB-rated bonds was 296 basis points between December 31, 1992 and December 31, 1999.

Although bond prices are depressed across the board and spreads are unusually wide, the Fund continues to collect the coupon on its underlying holdings and has never experienced a default with respect to any bond. Therefore, the Fund's performance should continue to improve as bonds cease trading at a discount. Even if the Federal Reserve raises interest rates in 2000, we do not expect that the high yield bond market will experience significant deterioration considering that plenty of bad news is already built into the market. Since

---------------
* Fee waivers and reimbursements were in effect during 1999, without which total returns would have been lower.

December 1998, intermediate and long bond yields have increased approximately 200 and 150 basis points, respectively. Further, with stock indexes at record highs, high yield bonds represent an attractive investment for long-term, value seeking investors.


During 2000, the Fund will continue to pursue its investment strategy of adding value by investing and trading issues which, based upon internal analysis, offer attractive yields compared to their official credit rating or market perceptions. Particularly, the portfolio manager will continue to focus on higher quality bonds that generate sufficient cash flow to cover interest expense and capital expenditures and maintain reasonable debt to cash flow ratios. We expect to maintain the Fund's stated average maturity and duration on the shorter end of the maturity spectrum, which currently offers greater relative value than longer dated paper.

We hope you find the enclosed report informative. We appreciate your participation in the Lipper High Income Bond Fund.



                                             Sincerely,


                                             /s/ KENNETH LIPPER
                                             -----------------------------------
                                             KENNETH LIPPER
                                             President and Chairman of the Board

                    LIPPER HIGH INCOME BOND FUND PERFORMANCE

-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS*
                       FOR PERIODS ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------------
                                                                       SINCE
                                        1 YEAR          5 YEAR       INCEPTION*
-------------------------------------------------------------------------------
PREMIER SHARES                           4.20%          8.79%          8.71%
-------------------------------------------------------------------------------
RETAIL SHARES                            3.84%          8.58%          8.57%
-------------------------------------------------------------------------------
GROUP RETIREMENT PLAN SHARES             3.84%          8.57%          8.57%
-------------------------------------------------------------------------------


                  LIPPER HIGH INCOME BOND FUND--PREMIER SHARES*

          Growth of $10,000 Invested in the Fund's Premier Shares vs.
                the Lehman Brothers BB Intermediate Bond Index**


                    [GRAPHICAL REPRESENTATION OF DATA CHART]


                            2/1/92    12/31/92   12/31/93   12/31/94    12/31/95   12/31/96   12/31/97   12/31/97   12/31/99
                            ------    --------   --------   --------   ---------   --------   --------   --------   --------
Lipper High Income Bond
  Fund Premier Shares ...   10,000     11,064     12,644     12,703     14,535      16,133     17,946     18,594     19,375

Lehman Brother
  BB Intermediate
  Bond Index.............   10,000     10,919     12,519     12,625     15,033      16,446     18,295     19,350     19,777


* Past performance is no guarantee of future results. The net asset value and investment return of the Lipper High Income Bond Fund (the "Fund") will fluctuate, and the value of the Fund's shares may be worth more or less than original cost upon redemption. The performance information presented reflects the performance of the Fund's predecessor partnership for the period February 1, 1992 (commencement of the predecessor partnership's operations) through March 31, 1996. On April 1, 1996, the assets of the Fund's predecessor partnership were exchanged for the Fund's Premier Shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of its predecessor partnership. As a mutual fund registered under the Investment Company Act of 1940 (the "Act"), the Fund is subject to certain restrictions under the Act and the Internal Revenue Code (the "Code") to which its corresponding partnership was not subject. Had the partnership been registered under the Act and subject to the provisions of the Act and the Code, its investment performance may have been adversely affected. Fee waivers and reimbursements were in effect for the Fund since inception, without which total returns would have been lower. Total returns include the reinvestment of income, dividends and capital gains. The Fund invests primarily in high yield bonds, which entail greater risks than in investment grade bonds, such as reduced liquidity and the possibility of default. The minimum investment for Premier Shares is $1,000,000.

The Fund's Retail and Group Retirement Plan Shares were introduced on April 11, 1996 and April 12, 1996, respectively. Performance for each of the Retail and Group Retirement Plan Shares reflects the performance of the Fund's predecessor partnership for the period February 1, 1992 through March 31, 1996 and the Fund's Premier Shares for the period April 1, 1996 through April 11, 1996 and April 12, 1996, respectively. Performance for each of the Retail and Group Retirement Plan Shares differs from the Fund's Premier Shares due to the different inception dates and class specific expenses associated with the Retail and Group Retirement Plan Shares.

** The chart above illustrates the growth of $10,000 invested in the Fund's Premier Shares versus $10,000 invested in the Lehman Brothers BB Intermediate Bond Index for the period February 1, 1992 (commencement of the Fund's predecessor partnership's operations) through December 31, 1999. The Lehman Brothers BB Intermediate Bond Index (the "Index") is an unmanaged index comprised of BB-rated bonds with maturities of less than ten years. The Index does not reflect fees or expenses required to be reflected in the Fund's returns, and if such fees and expenses were reflected, they would reduce the returns of the Index. The Index has been adjusted to include the reinvestment of dividends. One cannot invest directly in the Index.

                          LIPPER HIGH INCOME BOND FUND
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1999


                                                         FACE
                                                        AMOUNT          VALUE
                                                      ----------      ----------
CORPORATE BONDS (91.2%)
ADVERTISING & BROADCASTING (4.9%)
   Ackerley Group, Inc. Series B
    9.00%, 01/15/09 ............................      $  750,000      $  736,875
   Lamar Media Corp.
    9.625%, 12/01/06 ...........................       1,000,000       1,037,500
   Outdoor Systems, Inc.
    9.375%, 10/15/06 ...........................       1,000,000       1,057,500
   Salem Communications Corp. Series B
    9.50%, 10/01/07 ............................         875,000         879,375
                                                                      ----------
                                                                       3,711,250
                                                                      ----------
AEROSPACE/DEFENSE (1.7%)
   BE Aerospace, Series B
    8.00%, 03/01/08 ............................         625,000         546,875
   Sequa Corp
    9.00%, 08/01/09 ............................         750,000         727,500
                                                                      ----------
                                                                       1,274,375
                                                                      ----------
AUTO MANUFACTURING & RELATED (2.5%)
   Federal - Mogul Co
    7.375%, 01/15/06 ...........................       1,000,000         919,820
   Lear Seating
    8.25%, 02/01/02 ............................       1,000,000         990,000
                                                                      ----------
                                                                       1,909,820
                                                                      ----------
BEVERAGES & BOTTLING (1.3%)
   Canandaigua Wine, Inc.,
    8.75%, 12/15/03 ............................       1,000,000       1,000,000
                                                                      ----------
CABLE/DISTRIBUTED ENTERTAINMENT (7.0%)
   Adelphia Communications
    7.50%, 01/15/04 ............................       1,000,000         945,000
   Charter Communications Holdings LLC
    8.25%, 04/01/07 ............................         500,000         465,000
   CSC Holdings, Inc.
    9.25%, 11/01/05 ............................       1,000,000       1,027,500
   Echostar Dbs Corp.
    9.25%, 02/01/06 ............................         750,000         759,375
   Fox/Liberty Networks LLC
    8.875%, 08/15/07 ...........................       1,000,000       1,027,500
   Fundy Cable Ltd.
    11.00%, 11/15/05 ...........................       1,000,000       1,082,500
                                                                      ----------
                                                                       5,306,875
                                                                      ----------






    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1999


                                                          FACE
                                                         AMOUNT         VALUE
                                                       ----------     ----------
CAPITAL GOODS, EQUIPMENT & OTHER MANUFACTURING (0.9%)
   American Standard, Inc. .......................
    7.125%, 02/15/03 .............................     $  750,000     $  720,938
                                                                      ----------
CHEMICALS (4.2%)
   Georgia Gulf Corp.
    7.625%, 11/15/05 .............................      1,000,000        923,120
   Lyondell Chemical Co. Series B
    9.875%, 05/01/07 .............................        500,000        512,500
   Lyondell Chemical Co. (Arco Chemical Co.)
    9.90%, 11/01/00 ..............................        750,000        761,250
  *Scotts Co.
    8.625%, 01/15/09 .............................      1,000,000        980,000
                                                                      ----------
                                                                       3,176,870
                                                                      ----------
COMMERCIAL SERVICES (0.7%)
   Iron Mountain, Inc.
    8.75%, 09/30/09 ..............................        525,000        502,688
                                                                      ----------
CONSUMER PRODUCTS (1.0%)
   Selmer Co., Inc.
    11.00%, 05/15/05 .............................        750,000        791,250
                                                                      ----------
ELECTRICAL EQUIPMENT (2.2%)
   Ametek, Inc.
    7.20%, 07/15/08 ..............................        750,000        667,988
   Amphenol Corp.
    9.875%, 05/15/07 .............................      1,000,000      1,045,000
                                                                      ----------
                                                                       1,712,988
                                                                      ----------
ELECTRIC UTILITIES & POWER (5.0%)
   AES Corp.
    8.375%, 08/15/07 .............................      1,000,000        932,500
   Calpine Corp.
    7.625%, 04/15/06 .............................      1,000,000        950,000
   CMS Energy Corp.
    6.75%, 01/15/04 ..............................      1,000,000        932,260
   Cogentrix Energy, Inc.
    8.10%, 03/15/04 ..............................      1,000,000        976,320
                                                                      ----------

                                                                       3,791,080
                                                                      ----------






    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1999


                                                          FACE
                                                         AMOUNT         VALUE
                                                      -----------     ----------
ENERGY (9.0%)
   Canadian Occidental Petroleum
    7.125%, 02/04/04 ...........................      $1,000,000      $  966,530
   Ferrellgas Partners LP
    9.375%, 06/15/06 ...........................         825,000         812,625
   Gulf Canada Resources Ltd.
    9.25%, 01/15/04 ............................         875,000         879,226
   Pride Petroleum Services, Inc.
    9.375%, 05/01/07 ...........................       1,000,000       1,005,000
   Seagull Energy, Inc.
    8.625%, 08/01/05 ...........................         750,000         738,750
   Tubscope, Inc.
    7.50%, 02/15/08 ............................         750,000         640,230
   Veritas DGC, Inc.
    9.75%, 10/15/03 ............................         750,000         763,125
   Vintage Petroleum
    9.00%, 12/15/05 ............................       1,000,000       1,002,500
                                                                      ----------
                                                                       6,807,986
                                                                      ----------
ENTERTAINMENT (1.3%)
   Premier Parks, Inc.
    9.25%, 04/01/06 ............................         500,000         493,750
   Six Flags Entertainment Corp.
    8.875%, 04/01/06 ...........................         500,000         490,625
                                                                      ----------
                                                                         984,375
                                                                      ----------
ENVIRONMENTAL SERVICES (0.9%)
   Allied Waste N.A., Series B
    7.375%, 01/01/04 ...........................         750,000         686,250
                                                                      ----------
FINANCIAL INSTITUTIONS (2.3%)
   DVI, Inc.
    9.875%, 02/01/04 ...........................         750,000         738,750
   Navistar Financial Corp., Series B
    9.00%, 06/01/02 ............................       1,000,000       1,007,500
                                                                      ----------
                                                                       1,746,250
                                                                      ----------







    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1999


                                                          FACE
                                                         AMOUNT         VALUE
                                                       ----------     ----------
FOOD & SERVICES (5.1%)
   Chiquita Brands
    9.625%, 01/15/04 .............................     $1,000,000     $  750,000
   Host Mar Travel Plaza, Class B
    9.50%, 05/15/05 ..............................      1,000,000      1,049,140
   Keebler Corp.
    10.75%, 07/01/06 .............................      1,030,000      1,114,975
   SC International Services, Series B
    9.25%, 09/01/07 ..............................      1,000,000        935,000
                                                                      ----------
                                                                       3,849,115
                                                                      ----------
HEALTHCARE SERVICES & RELATED (2.4%)
   Quorum Health Group, Inc.
    8.75%, 11/01/05 ..............................        875,000        835,625
   Tenet Healthcare Corp.
    8.625%, 01/15/07 .............................      1,000,000        967,500
                                                                      ----------
                                                                       1,803,125
                                                                      ----------
HOMEBUILDING & BUILDING MATERIALS (5.3%)
   D.R. Horton, Inc.
    8.375%, 06/15/04 .............................      1,000,000        975,000
   Kaufman & Broad Home
    9.375%, 05/01/03 .............................      1,000,000        995,000
   NVR, Inc.
    8.00%, 06/01/05 ..............................        750,000        708,750
   Republic Group, Inc.
    9.50%, 07/15/08 ..............................        500,000        472,500
   U.S. Home Corp.
    7.95%, 03/01/01 ..............................        875,000        872,812
                                                                      ----------
                                                                       4,024,062
                                                                      ----------
HOTELS (1.2%)
   HMH Properties, Series A
    7.875%, 08/01/05 .............................      1,000,000        947,500
                                                                      ----------
METALS (3.4%)
   AK Steel Corp.
    9.125%, 12/15/06 .............................      1,000,000      1,017,500
   Ivaco, Inc.
    11.50%, 09/15/05 .............................        995,000      1,082,062
   Ryerson Tull, Inc.
    8.50%, 07/15/01 ..............................        500,000        501,010
                                                                      ----------
                                                                       2,600,572
                                                                      ----------








    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1999


                                                          FACE
                                                         AMOUNT         VALUE
                                                       ----------     ----------
PACKAGING (3.3%)
   Ball Corp.
    7.75%, 08/01/06 ............................      $  750,000      $  735,000
   Owens-Illinois, Inc.
    7.85%, 05/15/04 ............................       1,000,000         971,180
   Packaging Corp. of America
    9.625%, 04/01/09 ...........................         750,000         772,500
                                                                      ----------
                                                                       2,478,680
                                                                      ----------
PAPER & FOREST PRODUCTS (6.9%)
   Boise Cascade Co.
    9.85%, 06/15/02 ............................       1,000,000       1,041,030
   Buckeye Cellulose Corp.
    8.50%, 12/15/05 ............................         875,000         859,687
   Container Corp. of America, Series A
    11.25%, 05/01/04 ...........................       1,000,000       1,047,500
  *Kimberly-Clark De Mexico
    8.875%, 08/01/09 ...........................         500,000         514,520
   Tembec Finance Corp.
    9.875%, 09/30/05 ...........................       1,000,000       1,045,000
   U.S. Timberlands
    9.625%, 11/15/07 ...........................         750,000         702,188
                                                                      ----------
                                                                       5,209,925
                                                                      ----------
PUBLISHING (2.0%)
   Hollinger International, Inc.
    9.25%, 02/01/06 ............................       1,000,000         987,500
   K-III Communications Corp.
    10.25%, 06/01/04 ...........................         500,000         521,250
                                                                      ----------
                                                                       1,508,750
                                                                      ----------
RETAILERS (1.4%)
   Southland Corp.
    5.00%, 12/15/03 ............................         750,000         637,500
   Southland Corp., Series A
    4.50%, 06/15/04 ............................         500,000         407,500
                                                                      ----------
                                                                       1,045,000
                                                                      ----------








    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1999


                                                          FACE
                                                         AMOUNT         VALUE
                                                       ----------     ----------
TELECOMMUNICATIONS (11.0%)
  *Alestra S.A .
    12.625%, 05/15/09 ..........................     $ 1,000,000     $ 1,010,000
   Hermes Euro Rail
    10.375%, 01/15/09 ..........................       1,000,000         992,500
   Intermedia Communications, Series B
    8.875%, 11/01/07 ...........................         875,000         822,500
   Level 3 Communications, Inc.
    9.125%, 05/01/08 ...........................         750,000         713,437
   Loral Space & Communication Ltd.
    9.50%, 01/15/06 ............................         500,000         457,500
   McLeodUSA, Inc.
    8.125%, 02/15/09 ...........................         500,000         466,250
   Metromedia Fiber Network
    10.00%, 12/15/09 ...........................         500,000         512,500
  *Nextel Communications, Inc.
    9.375%, 11/15/09 ...........................         625,000         617,188
   Psinet, Inc., Series B
    10.00%, 02/15/05 ...........................         750,000         746,250
   Qwest Communications International, Inc.
    7.25%, 11/01/08 ............................         500,000         484,375
   Verio, Inc.
    10.375%, 04/01/05 ..........................         750,000         761,250
   Williams Communication Group, Inc.
    10.70%, 10/01/07 ...........................         750,000         789,375
                                                                     -----------
                                                                       8,373,125
                                                                     -----------
TEXTILE/APPAREL MANUFACTURING (2.1%)
   Interface, Inc., Series B
    9.50%, 11/15/05 ............................         750,000         693,750
   WestPoint Stevens
    7.875%, 06/15/05 ...........................       1,000,000         920,000
                                                                     -----------
                                                                       1,613,750
                                                                     -----------
TRANSPORTATION (2.2%)
   Cenargo International plc
    9.75%, 06/15/08 ............................         750,000         626,250
   Sea Containers Ltd., Series A
    12.50%, 12/01/04 ...........................       1,000,000       1,037,500
                                                                     -----------
                                                                       1,663,750
                                                                     -----------
TOTAL CORPORATE BONDS (COST $71,116,923) .......                      69,240,349
                                                                     -----------









    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1999


                                                          FACE
                                                         AMOUNT         VALUE
                                                       ----------     ----------
CONVERTIBLE BONDS (5.5%)
AUTO MANUFACTURING & RELATED (1.0%)
   Mascotech, Inc.
    4.50%, 12/15/03 .................................  $ 1,000,000   $   738,750
                                                                     -----------
CAPITAL GOODS, EQUIPMENT & OTHER MANUFACTURING (1.8%)
   Mark IV Industries, Inc.
    4.75%, 11/01/04 .................................    1,000,000       821,650
  *Thermo Electron Corp.
    4.25%, 01/01/03 .................................      625,000       529,556
                                                                     -----------
                                                                       1,351,206
                                                                     -----------
HEALTHCARE SERVICES & RELATED (1.9%)
   HEALTHSOUTH Corp.
    3.25%, 04/01/03 .................................    1,000,000       775,160
   Omnicare, Inc.
    5.00%, 12/01/07 .................................    1,000,000       675,220
                                                                     -----------
                                                                       1,450,380
                                                                     -----------
RETIREMENT (0.8%)
   Sunrise Assisted Living
    5.50%, 06/15/02 .................................      750,000       599,813
                                                                     -----------
TOTAL CONVERTIBLE BONDS (COST $4,521,904) ...........                  4,140,149
                                                                     -----------
SHORT-TERM INVESTMENT (1.4%)
REPURCHASE AGREEMENT
    Chase Securities, Inc., 2.60%, dated 12/31/99,
    due 1/3/00, to be repurchased at $1,053,228,
    collateralized by $1,080,000, U.S. Treasury
    Notes, 6.125%, due 12/31/01, valued at
    $1,077,806 (COST $1,053,000) ....................    1,053,000     1,053,000
                                                                     -----------
TOTAL INVESTMENTS (98.1%) (COST $76,691,827) ........                 74,433,498
OTHER ASSETS AND LIABILITIES (1.9%) .................                  1,461,880
                                                                     -----------
NET ASSETS (100%) ...................................                $75,895,378
                                                                     ===========

---------------
* 144A Security. Certain conditions for public sale may exist.







    The accompanying notes are an integral part of the financial statements.

                                    LIPPER HIGH INCOME BOND FUND
                                 STATEMENT OF ASSETS AND LIABILITIES
                                          DECEMBER 31, 1999
ASSETS:
 Investments at value (Cost $76,691,827) .........................................     $ 74,433,498
 Cash ............................................................................              562
 Interest Receivable .............................................................        1,635,684
 Deferred Organization Costs .....................................................           23,506
 Prepaid Assets ..................................................................            4,188
                                                                                       ------------
  TOTAL ASSETS ...................................................................       76,097,438
                                                                                       ------------
LIABILITIES:
 Investment Advisory Fees Payable ................................................           41,822
 Distribution Fees Payable -- Retail Shares ......................................           35,748
 Shareholder Servicing Fees Payable -- Group Retirement Plan Shares ..............           29,551
 Administrative Fees Payable .....................................................           28,831
 Directors' Fees Payable .........................................................            7,135
 Other Liabilities ...............................................................           58,973
                                                                                       ------------
  TOTAL LIABILITIES ..............................................................          202,060
                                                                                       ------------
NET ASSETS .......................................................................     $ 75,895,378
                                                                                       ============
NET ASSETS CONSIST OF:
 Paid in Capital .................................................................     $ 81,241,405
 Undistributed Net Investment Income .............................................            5,777
 Accumulated Net Realized Loss ...................................................       (3,093,475)
 Unrealized Depreciation on Investments ..........................................       (2,258,329)
                                                                                       ------------
                                                                                       $ 75,895,378
                                                                                       ============
PREMIER SHARES:
 Net Assets ......................................................................     $ 66,163,158
 Shares Issued and Outstanding ($.001 par value) (Authorized 3,333,333,333) ......        7,179,320
 Net Asset Value, Offering and Redemption Price Per Share ........................     $       9.22
                                                                                       ============
RETAIL SHARES:
 Net Assets ......................................................................     $  6,186,951
 Shares Issued and Outstanding ($.001 par value) (Authorized 3,333,333,333) ......          671,676
 Net Asset Value, Offering and Redemption Price Per Share ........................     $       9.21
                                                                                       ============
GROUP RETIREMENT PLAN SHARES:
 Net Assets ......................................................................     $  3,545,269
 Shares Issued and Outstanding ($.001 par value) (Authorized 3,333,333,333) ......          384,950
 Net Asset Value, Offering and Redemption Price Per Share ........................     $       9.21
                                                                                       ============






    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999



INVESTMENT INCOME
 Interest .........................................                 $ 7,708,793
                                                                    -----------
EXPENSES:
 Investment Advisory Fees
  Basic Fee .......................................  $   662,673
  Less: Fee Waived ................................     (140,133)       522,540
                                                     -----------
 Administrative Fees ..............................                     193,025
 Professional Fees ................................                      33,760
 Registration and Filing Fees .....................                      32,013
 Amortization of Organization Costs ...............                      18,779
 Distribution Fees -- Retail Shares ...............                      17,158
 Custodian Fees ...................................                      15,516
 Servicing Fees -- Group Retirement Plan Shares ...                      12,989
 Directors' Fees ..................................                      12,388
 Other Expenses ...................................                      55,593
                                                                    -----------
  Total Expenses ..................................                     913,761
                                                                    -----------
 NET INVESTMENT INCOME ............................                   6,795,032
                                                                    -----------
NET REALIZED LOSS FROM:
 Investments sold .................................                  (1,020,788)
                                                                    -----------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION:
 Investments ......................................                  (2,113,011)
                                                                    -----------
TOTAL NET REALIZED LOSS AND NET CHANGE IN
 UNREALIZED APPRECIATION/DEPRECIATION .............                  (3,133,799)
                                                                    -----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ........................                 $ 3,661,233
                                                                    ===========










    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                       STATEMENT OF CHANGES IN NET ASSETS
                                                                           YEAR ENDED      YEAR ENDED
                                                                          DECEMBER 31,    DECEMBER 31,
                                                                              1999           1998
                                                                         -------------   -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
 Net Investment Income ...............................................   $  6,795,032    $  7,794,986
 Net Realized Loss ...................................................     (1,020,788)     (2,058,188)
 Net Change in Unrealized Appreciation/Depreciation ..................     (2,113,011)     (2,393,395)
                                                                         ------------    ------------
  Net Increase in Net Assets Resulting from Operations ...............      3,661,233       3,343,403
                                                                         ------------    ------------
DISTRIBUTIONS:
PREMIER SHARES:
 From Net Investment Income ..........................................     (5,890,520)     (6,980,439)
 Return of Capital ...................................................           --          (123,963)
 From Net Realized Gains .............................................           --          (288,220)
RETAIL SHARES:
 From Net Investment Income ..........................................       (518,850)       (471,618)
 Return of Capital ...................................................           --           (11,680)
 From Net Realized Gains .............................................           --           (22,238)
GROUP RETIREMENT PLAN SHARES:
 From Net Investment Income ..........................................       (398,342)       (342,929)
 Return of Capital ...................................................           --           (12,575)
 From Net Realized Gains .............................................           --           (14,885)
                                                                         ------------    ------------
  Total Distributions ................................................     (6,807,712)     (8,268,547)
                                                                         ------------    ------------
CAPITAL SHARE TRANSACTIONS (NOTES G AND H):
PREMIER SHARES:
     Issued -- Regular ...............................................     10,414,241      16,399,322
            -- Distributions Reinvested ..............................      4,727,285       5,630,833
 Redeemed ............................................................    (31,982,397)    (17,169,754)
                                                                         ------------    ------------
  Net Increase (Decrease) in Premier Shares Transactions .............    (16,840,871)      4,860,401
                                                                         ------------    ------------
RETAIL SHARES:
     Issued -- Regular ...............................................      4,256,820       2,991,781
            -- Distributions Reinvested ..............................        491,383         460,384
 Redeemed ............................................................     (4,232,591)     (1,853,051)
                                                                         ------------    ------------
  Net Increase in Retail Shares Transactions .........................        515,612       1,599,114
                                                                         ------------    ------------
GROUP RETIREMENT PLAN SHARES:
 Issued -- Regular ...................................................      1,273,417       1,668,959
        -- Distributions Reinvested ..................................        388,408         370,479
 Redeemed ............................................................     (2,421,558)       (813,119)
                                                                         ------------    ------------
  Net Increase (Decrease) in Group Retirement Plan Shares Transactions       (759,733)      1,226,319
                                                                         ------------    ------------
 Net Increase (Decrease) in Net Assets From Capital Share Transactions    (17,084,992)      7,685,834
                                                                         ------------    ------------
 TOTAL INCREASE (DECREASE) ...........................................    (20,231,471)      2,760,690
                                                                         ------------    ------------
NET ASSETS:
 Beginning of Year ...................................................     96,126,849      93,366,159
                                                                         ------------    ------------
 End of Year (A) .....................................................   $ 75,895,378    $ 96,126,849
                                                                         ------------    ------------
 (A) Includes Undistributed Net Investment Income ....................   $      5,777    $       --
                                                                         ============    ============


    The accompanying notes are an integral part of the financial statements.

                                                   LIPPER HIGH INCOME BOND FUND
                                                       FINANCIAL HIGHLIGHTS
                                               SELECTED PER SHARE DATA & RATIOS (3)
                                          FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                            PREMIER         PREMIER        PERMIER        PREMIER           RETAIL         RETAIL
                                             SHARES          SHARES         SHARES         SHARES           SHARES         SHARES
                                          -----------     -----------     ----------     ----------       ---------      ---------
                                                                                           APRIL 1,
                                           YEAR ENDED      YEAR ENDED      YEAR ENDED    1996** TO        YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                              1999            1998            1997          1996            1999            1998
                                          -----------     -----------     ----------     ----------       ---------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD ..   $      9.57     $     10.11     $    10.18     $    10.00       $    9.57      $   10.11
                                          -----------     -----------     ----------     ----------       ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income (1) ............          0.74            0.84           0.91           0.68            0.73           0.82
 Net Realized and Unrealized
  Gain/(Loss) on Investments ..........         (0.35)          (0.48)          0.19           0.21           (0.37)         (0.49)
                                          -----------     -----------     ----------     ----------       ---------      ---------
  TOTAL FROM INVESTMENT OPERATIONS ....          0.39            0.36           1.10           0.89            0.36           0.33
DISTRIBUTIONS:
 Net Investment Income ................         (0.74)          (0.86)         (0.91)         (0.68)          (0.72)         (0.83)
 In Excess of Net Investment Income ...          --               --+           --             --              --              --+
 Net Realized Gain ....................          --             (0.04)         (0.26)         (0.03)           --            (0.04)
                                          -----------     -----------     ----------     ----------       ---------      ---------
  TOTAL DISTRIBUTIONS .................         (0.74)          (0.90)         (1.17)         (0.71)          (0.72)         (0.87)
                                          -----------     -----------     ----------     ----------       ---------      ---------
NET ASSET VALUE, END OF PERIOD ........   $      9.22     $      9.57     $    10.11     $    10.18       $    9.21      $    9.57
                                          ===========     ===========     ==========     ==========       =========      =========
TOTAL RETURN (2) ......................          4.20%           3.61%         11.22%          9.23%           3.84%          3.36%
                                          ===========     ===========     ==========     ==========       =========      =========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's) .....   $    66,163     $    85,662     $   85,151     $  102,945       $   6,187      $   5,950
Ratios After Expense Waiver
   and/or Reimbursement:
 Expenses to Average Net Assets .......          1.00%           1.00%          1.00%          1.00%*          1.25%          1.25%
 Net Investment Income to
   Average Net Assets .................          7.72%           8.50%          8.58%          9.01%*          7.48%          8.12%
Ratios Before Expense Waiver
   and/or Reimbursement:
 Expenses to Average Net Assets .......          1.15%           1.15%          1.16%          1.27%*          1.40%          1.40%
 Net Investment Income to
   Average Net Assets .................          7.56%           8.35%          8.42%          8.74%*          7.32%          7.97%
Portfolio Turnover Rate ...............           103%            110%           105%            74%            103%           110%
                                                                             GROUP          GROUP           GROUP           GROUP
                                             RETAIL          RETAIL       RETIREMENT     RETIREMENT      RETIREMENT      RETIREMENT
                                             SHARES          SHARES      PLAN SHARES    PLAN SHARES     PLAN SHARES     PLAN SHARES
                                          -----------     -----------     ----------     ----------       ---------      ---------
                                                            APRIL 11,                                                     APRIL 12,
                                           YEAR ENDED      1996*** TO     YEAR ENDED     YEAR ENDED       YEAR ENDED     1996*** TO
                                          DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                                              1997            1996           1999           1998             1997           1996
                                          -----------     -----------     ----------     ----------       ---------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD ..   $     10.18     $      9.91     $     9.57     $    10.11       $   10.18      $    9.93
                                          -----------     -----------     ----------     ----------       ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income (1) ............          0.84            0.62           0.72           0.80            0.85           0.62
 Net Realized and Unrealized
  Gain/(Loss) on Investments ..........          0.23            0.34          (0.36)         (0.47)           0.22           0.32
                                          -----------     -----------     ----------     ----------       ---------      ---------
  TOTAL FROM INVESTMENT OPERATIONS ....          1.07            0.96           0.36           0.33            1.07           0.94
DISTRIBUTIONS:
 Net Investment Income ................         (0.88)          (0.66)         (0.72)         (0.83)          (0.88)         (0.66)
 In Excess of Net Investment Income ...          --              --             --              --+            --             --
 Net Realized Gain ....................         (0.26)          (0.03)          --            (0.04)          (0.26)         (0.03)
                                          -----------     -----------     ----------     ----------       ---------      ---------
  TOTAL DISTRIBUTIONS .................         (1.14)          (0.69)         (0.72)         (0.87)          (1.14)         (0.69)
                                          -----------     -----------     ----------     ----------       ---------      ---------
NET ASSET VALUE, END OF PERIOD ........   $     10.11     $     10.18     $     9.21     $     9.57       $   10.11      $   10.18
                                          ===========     ===========     ==========     ==========       =========      =========
TOTAL RETURN (2) ......................         10.97%          10.04%          3.84%          3.37%          10.96%          9.78%
                                          ===========     ===========     ==========     ==========       =========      =========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's) .....   $     4,697     $       845     $    3,545     $    4,515       $   3,518      $   2,198
Ratios After Expense Waiver
   and/or Reimbursement:
 Expenses to Average Net Assets .......          1.25%           1.25%*         1.25%          1.25%           1.25%          1.25%*
 Net Investment Income to
   Average Net Assets .................          8.31%           8.95%*         7.49%          8.13%           8.32%          8.91%*
Ratios Before Expense Waiver
   and/or Reimbursement:
 Expenses to Average Net Assets .......          1.41%           1.59%*         1.40%          1.40%           1.41%          1.55%*
 Net Investment Income to
   Average Net Assets .................          8.15%           8.61%*         7.33%          7.98%           8.16%          8.61%*
Portfolio Turnover Rate ...............           105%             74%           103%           110%            105%            74%

----------------
*    Annualized
**   Commencement of Fund Operations
***  Initial offering of shares by the Fund
+    Amount represents less than $0.01 per share
(1) The effect to net investment income per share of voluntarily waived fees and reimbursed expenses were:

                                   YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                       1999            1998            1997           1996
                                   -----------     -----------     -----------    ------------
Premier Shares .................   $      0.02     $      0.01     $      0.02    $      0.02
Retail Shares ..................   $      0.02     $      0.01     $      0.02    $      0.02
Group Retirement Plan Shares ...   $      0.02     $      0.01     $      0.02    $      0.02

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the periods shown. Total returns for periods of less than one year are not annualized.

(3) The per share data shown does not reflect adjustments to undistributed net investment income due to book/tax differences.

    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                          NOTES TO FINANCIAL STATEMENTS


     The Lipper Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company and was incorporated on August 22, 1995. As of December 31, 1999, the Company was comprised of three diversified portfolios: Lipper High Income Bond Fund, Lipper U.S. Equity Fund, and Lipper Prime Europe Equity Fund. These financial statements pertain to Lipper High Income Bond Fund only. The financial statements of the remaining Funds are presented separately. The Company offers the shares of each Fund in three classes: Premier Shares, Retail Shares and Group Retirement Plan Shares. The Lipper High Income Bond Fund (the "Fund") was funded as a registered investment company on April 1, 1996 with a contribution of securities from a corresponding limited partnership (see Note G).

     The Lipper High Income Bond Fund seeks high total returns consistent with capital preservation by investing primarily in high yield securities with maturities of 10 years or less.

     A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. SECURITY VALUATION: Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

     2. FEDERAL INCOME TAXES: It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1999 to December 31, 1999 the Fund incurred and elected to defer until January 1, 2000 for U.S. Federal income tax purposes net capital losses of approximately $416,624. At December 31, 1999, the Fund had a capital loss carryforward of approximately $2,606,137 of which $1,440,232 and $1,165,905 will expire on December 31, 2006 and 2007, respectively.

     At December 31, 1999, the cost of investments and unrealized appreciation (depreciation) of investments for Federal income tax purposes were:


     COST             APPRECIATION       (DEPRECIATION)      NET DEPRECIATION
---------------     ---------------      ---------------      ---------------
  $76,762,540           $409,842          $(2,738,884)         $(2,329,042)

     3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which it lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                          LIPPER HIGH INCOME BOND FUND
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


     4. DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute substantially all of its net investment income monthly. Net realized capital gains, if any, will be distributed at least annually by the Fund. All distributions are recorded on the ex-dividend date.

     Income and capital gains distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to differing book and tax treatments for deferred organization costs, post-October losses and losses due to wash sales transactions.

     Permanent book and tax differences between U.S. federal income tax regulations and generally accepted accounting principles may result in reclassifications to undistributed or distributions in excess of net investment income(loss), undistributed net realized gain(loss) and paid in capital. Such adjustments are not included for the purpose of calculating the financial highlights.

     5. ORGANIZATION COSTS: Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

     6. OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Expenses of the Company, which are not directly attributable to a Fund, are allocated among the Funds based on their relative net assets. Income, expenses(other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

     B. ADVISORY SERVICES: Lipper & Company, L.L.C. (the "Adviser") serves as the investment adviser to the Fund. Under the terms of the Investment Advisory Agreement (the "Agreement"), the Adviser provides investment advisory services for a fee calculated at an annual rate of 0.75% of the Fund's average daily net assets. From time to time, the Adviser may voluntarily waive, for a period of time, all or a portion of the fee to which it is entitled under its Agreement with the Fund. Until further notice, the Adviser has agreed to voluntarily waive fees and reimburse expenses to the extent necessary to maintain an annual operating expense ratio to net assets of not more than the following:


                                                         GROUP
                                                      RETIREMENT
            PREMIER SHARES       RETAIL SHARES        PLAN SHARES
           ---------------      ---------------      --------------
                1.00%                1.25%               1.25%

     C. ADMINISTRATIVE SERVICES: Chase Global Funds Services Company, a wholly owned subsidiary of The Chase Manhattan Bank ("Chase"), serves as the Company's administrator (the "Administrator") pursuant to an Administrative Agreement. Under the Administrative Agreement, the Administrator provides administrative, fund accounting, dividend disbursing and transfer agent services to the Company. As compensation for its services, the Company pays the Administrator a monthly fee at the annual rate of 0.20% of the Company's average daily net assets up to and including $200 million; 0.10% of the Company's average daily net assets in excess of $200 million up to and including $400 million and 0.05% of the Company's average daily net assets in excess of $400 million. The Fund is subject to a minimum annual fee of $70,000 per year. Under a separate agreement, Chase also acts as the Company's custodian for the Fund's assets.

     D. DIRECTORS' FEES: The Company pays each Director who is not a director, officer or employee of the Adviser or any of its affiliates, a fee of $8,000 per annum plus $500 per quarterly meeting attended and reimbursements for expenses incurred in attending Board meetings.

     E. DISTRIBUTION SERVICES: Lipper & Company, L.P., an affiliate of the Adviser, serves as the Company's distributor (the "Distributor"). The Distributor is entitled to receive an annual distribution fee payable from the net assets of the Fund's Retail Shares of up to 0.25% of the average daily net assets of such

                          LIPPER HIGH INCOME BOND FUND
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


Fund's Retail Shares. The Company has entered into shareholder servicing agreements with respect to the Fund's Group Retirement Plan Shares. Under such servicing agreements, each servicing agent will be entitled to receive from the net assets of the Fund's Group Retirement Plan Shares, an annual servicing fee of up to 0.25% of the average daily net assets of such Fund's Group Retirement Plan Shares for certain support services which supplement the services provided by the Company's administrator and transfer agent.

     F. PURCHASES AND SALES: For the year ended December 31,1999, the cost of purchases and proceeds of sales for investment securities other than long-term U.S. Government and short-term securities were:


                         PURCHASES              SALES
                      ---------------      --------------
                        $85,102,309          $92,855,025

     There were no long-term purchases or sales of U.S. Government securities.

     G. LIMITED PARTNERSHIP TRANSFER: The Fund was formed as a successor investment vehicle for a limited partnership (a "Partnership") for which Lipper & Company, L.P., an affiliate of the Adviser, acted as general partner and investment adviser since inception. On April 1, 1996, the Fund exchanged Premier Shares for portfolio securities of the Partnership (the "Transfer"). Premier Shares issued by the Fund in the Transfer were issued at the net asset value of Premier Shares prior to the Transfer. Premier Shares received in the Transfer have been distributed to the Partnership's limited partners who elected to participate in the Transfer. Securities valued at $74,518,234 at the date of Transfer with unrealized appreciation of $337,368 were contributed to the Fund on a tax-free basis. To the extent that the Fund acquired securities in the Transfer that had appreciated in value from the date originally acquired by its corresponding Partnership, the Transfer may have adverse tax consequences to investors who subsequently acquire shares of the Fund.

     H. CAPITAL STOCK: Capital share transactions for the Fund, by class of shares, were as follows:

                                                   YEAR ENDED        YEAR ENDED
                                                  DECEMBER 31,      DECEMBER 31,
                                                     1999              1998
                                                  ----------        ----------
PREMIER SHARES:
 Issued -- Regular .........................       1,093,926         1,673,871
        -- Distributions Reinvested ........         499,280           569,763
 Redeemed ..................................      (3,360,531)       (1,716,828)
                                                  ----------        ----------
 Net Increase (Decrease) ...................      (1,767,325)          526,806
                                                  ----------        ----------
RETAIL SHARES:
 Issued -- Regular .........................         444,466           296,524
        -- Distributions Reinvested ........          51,985            46,722
 Redeemed ..................................        (446,644)         (186,151)
                                                  ----------        ----------
 Net Increase ..............................          49,807           157,095
                                                  ----------        ----------
GROUP RETIREMENT PLAN SHARES:
 Issued -- Regular .........................         134,102           167,761
        -- Distributions Reinvested ........          41,101            37,540
 Redeemed ..................................        (262,245)          (81,410)
                                                  ----------        ----------
 Net Increase (Decrease) ...................         (87,042)          123,891
                                                  ----------        ----------

                          LIPPER HIGH INCOME BOND FUND
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


     I. OTHER: At December 31,1999, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares for the Fund was as follows:


                                                      NO. OF
                                                   SHAREHOLDERS   % OWNERSHIP
                                                   -----------    -----------
Premier Shares .................................        7            56.7%
Retail  Shares .................................        4            25.6%
Group Retirement Shares ........................        3            86.9%

     Transactions by shareholders having a significant ownership percentage of the Fund could have an impact on other shareholders of the Fund.

     The Fund currently invests in high yield lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than do higher rated securities.

     The Company has a $20 million line of credit with The Chase Manhattan Bank which is available to meet temporary cash needs of the Company. The Company pays a commitment fee for this line of credit.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Lipper High Income Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lipper High Income Bond Fund (one of the Funds constituting The Lipper Funds, Inc., hereinafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036
February 15, 2000

BOARD OF DIRECTORS                         KENNETH LIPPER
---------------------------------------    Director, President and Chairman

                                           ABRAHAM BIDERMAN
                                           Director, Executive Vice President,
                                           Secretary and Treasurer

                                           STANLEY BREZENOFF
                                           Director

                                           MARTIN MALTZ
                                           Director

                                           IRWIN RUSSELL
                                           Director

INVESTMENT ADVISER                         Lipper & Company, L.L.C.
---------------------------------------    101 Park Avenue, 6th Floor
                                           New York, NY 10178
                                           (212) 883-6333

DISTRIBUTOR                                Lipper & Company, L.P.
---------------------------------------    101 Park Avenue, 6th Floor
                                           New York, NY 10178

ADMINISTRATOR AND                          Chase Global Funds Services Company
TRANSFER AGENT                             73 Tremont Street, 9th Floor
---------------------------------------    Boston, MA 02108
                                           1-800-LIPPER9

CUSTODIAN                                  The Chase Manhattan Bank
---------------------------------------    770 Broadway
                                           New York, NY 10003

LEGAL COUNSEL                              Simpson Thacher & Bartlett
---------------------------------------    425 Lexington Avenue
                                           New York, NY 10017

INDEPENDENT ACCOUNTANTS                    PricewaterhouseCoopers LLP
---------------------------------------    1177 Avenue of the Americas
                                           New York, NY 10036


For more complete information concerning The Lipper Funds, Inc., including a prospectus, please call 1-800-LIPPER9. The Lipper High Income Bond Fund invests primarily in high yield bonds, which entail greater risks than investment grade bonds, such as reduced liquidity and the possibility of default. Please read the prospectus carefully before investing.

Lipper & Company, L.P., Distributor. The Lipper Funds, Inc., is not affiliated with Lipper Inc.

                                                          ----------------------
                                                          THE LIPPER FUNDS, INC.
                                                          ----------------------










                                                         LIPPER U.S. EQUITY FUND

                         Annual Report
                         =======================================================
                                                               December 31, 1999

                               TABLE OF CONTENTS


          Shareholder's Letter .....................................     1

          Portfolio of Investments .................................     4

          Statement of Assets and Liabilities ......................     6

          Statement of Operations ..................................     7

          Statement of Changes in Net Assets .......................     8

          Financial Highlights .....................................     9

          Notes to Financial Statements ............................    10

          Report of Independent Accountants ........................    13

          Tax Information ..........................................    13

THE LIPPER FUNDS, INC.                                             ANNUAL REPORT
LIPPER U.S. EQUITY FUND                                        DECEMBER 31, 1999

Dear Shareholder:

     We are pleased to present the Annual Report for the Lipper U.S. Equity Fund for the year ended December 31, 1999. The Lipper U.S. Equity Fund is one of three investment portfolios, together with the Lipper Prime Europe Equity Fund and the Lipper High Income Bond Fund, which comprise The Lipper Funds, Inc. This report presents the financial statements and performance review of the Lipper U.S. Equity Fund for the year ended December 31, 1999.

     The Lipper U.S. Equity Fund (the "Fund") seeks to achieve long-term capital appreciation while preserving capital by investing in a diversified portfolio of common stocks of companies with market capitalizations in excess of $500 million. The Fund employs a value-oriented investment strategy and invests in stocks that the investment adviser believes are trading below their inherent values.

     1999 was a difficult year for value managers. Although major stock markets reached record highs during the year, the markets were driven by a small fraction of publicly traded stocks. Particularly, internet-related and other technology stocks served as the primary catalyst for the phenomenal 86.1% rise in the Nasdaq composite index, 27.2% rise in the Dow Jones Industrial Average and 21.0% rise in the Standard and Poor's 500 index. Although many of the companies fueling the surge never earned a penny in profits and are not expected to do so in the near future, the market continued to support higher and higher valuations for these companies. Traditional valuation methods fell by the wayside as market participants embraced "new economy" stocks. However, the overall market did not experience the same euphoria as the technology sector. During 1999, 63% of the stocks traded on the New York Stock Exchange fell, and as many Nasdaq stocks fell as gained. Obviously, this situation created a challenging environment for value-seeking stockpickers.

     The Lipper U.S. Equity Fund Premier Shares generated a net return of 10.25% during 1999, outperforming the 6.59% average total return generated by the 592 large capitalization value funds tracked by Morningstar, Inc. for the 12-month period ending December 31, 1999. This return ranked the Fund in the top 30% of all large capitalization value funds tracked by Morningstar for the year.* During 1999, the Fund's adviser focused on identifying undervalued securities that offer attractive earnings growth prospects. The adviser increased certain existing positions and made several new investments during the year, reducing the Fund's unusually large cash position at December 31, 1998 to 2% as of December 31, 1999. Particularly, the adviser increased the Fund's exposure to the information technology sector, seeking to take advantage of renewed growth in companies that focus on business-to-business e-commerce solutions. In addition, the adviser sought to take advantage of weaknesses in the pharmaceutical, financial services and steel industries.

     During 2000, we expect continued growth in the U.S. economy fueled by low unemployment, strong consumer confidence and global expansion. Although the Federal Reserve may raise interest rates during 2000, we do not expect significant interest rate consequences considering that intermediate and long bond yields have increased approximately 200 basis points and 150 basis points, respectively, since December 1998. Notwithstanding our expectation of continued economic growth and a relatively stable interest rate environment, we expect the U.S. stock market to experience significant volatility during the year as certain stocks with unusually high valuations (by historical standards) undergo a correction. Further, we anticipate a rotation back into companies that trade at more reasonable levels relative to their actual earnings and cash flow. Such a rotation should benefit value funds such as the Lipper U.S. Equity Fund.

----------

* Past performance is no guarantee of future results. The Morningstar, Inc. ranking is based upon total return and compares the Lipper U.S. Equity Fund Premier Shares with all funds in the same Morningstar category. This ranking may change monthly and compares a fund's calendar-year total returns to its Morningstar category's total returns for the same period. Fee waivers and reimbursements were in effect during 1999, without which total returns would have been lower.

     We at Lipper & Company remain dedicated to achieving superior long-term results while focusing on capital preservation. Therefore, we adhere to a rigorous and disciplined investment strategy designed to identify undervalued securities of outstanding companies that generate positive investment results under most market conditions.

     We hope you find the enclosed report informative. We appreciate your participation in The Lipper Funds, Inc.


                                      Sincerely,



                                      /s/ KENNETH LIPPER
                                      ---------------------------------------
                                          Kenneth Lipper
                                          President and Chairman of the Board

                       LIPPER U.S. EQUITY FUND PERFORMANCE



                          AVERAGE ANNUAL TOTAL RETURNS*
                       FOR PERIODS ENDED DECEMBER 31, 1999

                                                  1 YEAR    SINCE INCEPTION*
                                                  ------    ----------------

           Premier Shares                         10.25%         14.95%
           Retail Shares                          10.01%         14.78%
           Group Retirement Plan Shares            9.96%         14.78%

                    LIPPER U.S. EQUITY FUND--PREMIER SHARES*

           Growth of $10,000 Invested in the Fund's Premier Shares vs.
                         Standard & Poor's 500 Index**


                    [GRAPHICAL REPRESENTATION OF DATA CHART]



                            1/2/96    12/31/96    12/31/97   12/31/98   12/31/99
                            ------    --------    --------   --------   --------
Lipper U.S. Equity Fund
  Premier Shares ........   10,000     11,981      14,253     15,870     17,496

S&P 500 Index ...........   10,000     12,296      16,398     21,105     25,551


     * Past performance is no guarantee of future results. The net asset value and investment return of the Lipper U.S. Equity Fund (the "Fund") will fluctuate, and the value of the Fund's shares may be worth more or less than original cost upon redemption. The Fund's Premier Shares were introduced on January 2, 1996 and the Retail and Group Retirement Plan Shares were introduced on January 4, 1996. Performance for the Retail and Group Retirement Plan Shares differs from the Fund's Premier Shares due to the different inception dates and class specific expenses associated with the Retail and Group Retirement Plan Shares. Fee waivers and reimbursements were in effect for the Fund since inception, without which total returns would have been lower. Total returns include the reinvestment of income, dividends and capital gains. The minimum investment for Premier Shares is $1,000,000.

     ** The chart above illustrates the growth of $10,000 invested in the Fund's Premier Shares versus $10,000 invested in the Standard & Poor's 500 Index (the "Index") for the period January 2, 1996 (commencement of the Fund's operations) through December 31, 1999. The Index is an unmanaged index comprised of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks. The Index does not reflect fees or expenses required to be reflected in the Fund's returns and if such fees and expenses were reflected, they would reduce the returns of the Index. The Index has been adjusted to reflect the reinvestment of dividends. One cannot invest directly in the Index.

                            LIPPER U.S. EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1999


                                                         SHARES     VALUE
                                                         ------  ----------
COMMON STOCKS (94.4%)
AEROSPACE/DEFENSE (5.4%)
    General Dynamics Corp. ..........................    24,500  $1,292,375
                                                                 ----------
AGRICULTURAL BIOTECH//LIFE SCIENCES (11.0%)
    E.I. du Pont de Nemours and Company .............    21,000   1,383,375
    Monsanto Company ................................    34,100   1,214,813
                                                                 ----------
                                                                  2,598,188
                                                                 ----------
BASIC MATERIALS (6.6%)
    Nucor Corp. .....................................    28,700   1,573,119
                                                                 ----------
BEVERAGES & BOTTLING (5.8%)
    PepsiCo, Inc. ...................................    39,000   1,374,750
                                                                 ----------
DIVERSIFIED MANUFACTURING (6.8%)
    Tyco International, Ltd. ........................    41,500   1,613,312
                                                                 ----------
FINANCIAL SERVICES (10.3%)
    First Union Corp. ...............................    36,000   1,181,250
    Household International, Inc. ...................    33,900   1,262,775
                                                                 ----------
                                                                  2,444,025
                                                                 ----------
FOOD & FOOD SERVICES (5.7%)
    *Safeway, Inc. ..................................    38,000   1,351,375
                                                                 ----------
INFORMATION TECHNOLOGY (20.8%)
    *J. D. Edwards & Company ........................    90,700   2,709,662
    SAP AG ADR ......................................    42,600   2,217,862
                                                                 ----------
                                                                  4,927,524
                                                                 ----------
OFFICE EQUIPMENT (6.0%)
    Pitney Bowes, Inc. ..............................    29,700   1,434,881
                                                                 ----------
PHARMACEUTICALS (9.8%)
    *Alza Corp., Class A ............................    37,300   1,291,513
    American Home Products Corp. ....................    26,000   1,025,375
                                                                 ----------
                                                                  2,316,888
                                                                 ----------
TECHNOLOGY/COMPUTERS (6.2%)
    Compaq Computer Corp. ...........................    54,000   1,461,375
                                                                 ----------
TOTAL COMMON STOCKS (COST $19,678,935) ..............            22,387,812
                                                                 ----------

                                                     FACE AMOUNT
                                                     -----------
CONVERTIBLE BONDS (3.3%)
RETIREMENT (3.3%)
    Sunrise Assisted Living, 5.50%, 06/15/02
      (Cost $798,240) ............................... $1,000,000    787,500
                                                                 ----------

                                                       SHARES
                                                     -----------
SHORT-TERM INVESTMENTS (1.8%)
    Vista Prime Money Market (Cost $429,892) ........   429,892     429,892
                                                                 ----------


    The accompanying notes are an integral part of the financial statements.

                             LIPPER U.S. EQUITY FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1999


                                                       NO. OF
                                                      CONTRACTS        VALUE
                                                      ---------      ----------
PURCHASED OPTIONS (0.1%)
    *Alza Corp. Put Option expiring 01/31/00,
      strike price $30 (Cost $61,731) ...............    373        $    16,319
                                                                    -----------
TOTAL INVESTMENTS (99.6%) (COST $20,968,798) ........                23,621,523
OTHER ASSETS AND LIABILITIES (0.4%) .................                   106,565
                                                                    -----------
NET ASSETS (100.0%) .................................               $23,728,088
                                                                    ===========
----------
* Non-Income Producing Security
ADR -- American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                             LIPPER U.S. EQUITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999

ASSETS:
  Investments, at value (Cost $20,968,798) ....................  $23,621,523
  Cash ........................................................      129,629
  Deferred Organization Costs .................................       18,851
  Dividends Receivable ........................................       16,628
  Interest Receivable .........................................        9,851
  Prepaid Assets ..............................................        1,308
                                                                 -----------
      TOTAL ASSETS ............................................   23,797,790
                                                                 -----------

LIABILITIES:
  Shareholder Servicing Fees Payable--Group
    Retirement Plan Shares ....................................       13,577
  Administrative Fees Payable .................................       12,537
  Investment Advisory Fees Payable ............................        9,950
  Distribution Fees Payable ...................................        8,852
  Directors' Fees Payable .....................................        2,158
  Custodian Fees Payable ......................................        1,043
  Other Liabilities ...........................................       21,585
                                                                 -----------
      TOTAL LIABILITIES .......................................       69,702
                                                                 -----------

NET ASSETS ....................................................  $23,728,088
                                                                 ===========

NET ASSETS CONSIST OF:
  Paid in Capital .............................................  $20,806,484
  Accumulated Net Realized Gain ...............................      268,879
  Unrealized Appreciation on Investments ......................    2,652,725
                                                                 -----------
                                                                 $23,728,088
                                                                 ===========

PREMIER SHARES:
  Net Assets ..................................................  $19,425,880
  Shares Issued and Outstanding
    ($.001 par value) (Authorized 3,333,333,333) ..............    1,529,610
  Net Asset Value, Offering and Redemption Price Per Share ....  $     12.70
                                                                 ===========

RETAIL SHARES:
  Net Assets ..................................................  $   565,317
  Shares Issued and Outstanding
   ($.001 par value) (Authorized 3,333,333,333) ...............       44,618
  Net Asset Value, Offering and Redemption Price Per Share ....  $     12.67
                                                                 ===========

GROUP RETIREMENT PLAN SHARES:
  Net Assets ..................................................  $ 3,736,891
  Shares Issued and Outstanding
    ($.001 par value) (Authorized 3,333,333,333) ..............      295,926
  Net Asset Value, Offering and Redemption Price Per Share ....  $     12.63
                                                                 ===========


    The accompanying notes are an integral part of the financial statements.

                             LIPPER U.S. EQUITY FUND
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
  Dividends ...........................................          $  148,814
  Interest ............................................              86,844
                                                                 ----------
      TOTAL INCOME ....................................             235,658
                                                                 ----------

EXPENSES:
  Investment Advisory Fees
    Basic Fee ......................................... $229,263
    Less: Fee Waived .................................. (110,370)   118,893
                                                        --------
  Administrative Fees .................................              78,306
  Registration and Filing Fees ........................              30,860
  Shareholder Reports .................................              21,769
  Amortization of Organization Costs ..................              18,798
  Professional Fees ...................................              10,246
  Servicing Fees--Group Retirement Plan Shares .......               9,264
  Directors' Fees .....................................               7,036
  Custodian Fees ......................................               3,130
  Distribution Fees--Retail Shares ...................               2,778
  Other Expenses ......................................               7,477
                                                                 ----------
      Total Expenses ..................................             308,557
                                                                 ----------
      NET INVESTMENT LOSS .............................             (72,899)
                                                                 ----------

NET REALIZED GAIN FROM:
  Investments Sold ....................................           1,414,779
                                                                 ----------

NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION:
  Investments .........................................           1,161,737
                                                                 ----------
TOTAL NET REALIZED GAIN AND NET CHANGE IN
  UNREALIZED APPRECIATION/DEPRECIATION ................           2,576,516
                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..          $2,503,617
                                                                 ==========

    The accompanying notes are an integral part of the financial statements.

                                            LIPPER U.S. EQUITY FUND
                                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                  YEAR ENDED       YEAR ENDED
                                                                                 DECEMBER 31,     DECEMBER 31,
                                                                                     1999             1998
                                                                                  -----------      -----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
  Net Investment Income (Loss) .................................................   $  (72,899)     $   260,003
  Net Realized Gain ............................................................    1,414,779        1,924,964
  Net Change in Unrealized Appreciation/Depreciation ...........................    1,161,737          (94,477)
                                                                                  -----------      -----------
      Net Increase in Net Assets Resulting from Operations .....................    2,503,617        2,090,490
                                                                                  -----------      -----------

DISTRIBUTIONS:
PREMIER SHARES:
  From Net Investment Income ...................................................         --           (228,137)
  In Excess of Net Investment Income ...........................................         --            (16,622)
  From Net Realized Gains ......................................................   (2,002,981)      (1,153,473)

RETAIL SHARES:
  From Net Investment Income ...................................................         --            (10,186)
  In Excess of Net Investment Income ...........................................         --               (514)
  From Net Realized Gains ......................................................      (89,896)         (66,919)

GROUP RETIREMENT PLAN SHARES:
  From Net Investment Income ...................................................         --            (23,517)
  In Excess of Net Investment Income ...........................................         --             (8,718)
  From Net Realized Gains ......................................................     (333,751)        (151,784)
                                                                                  -----------      -----------
      Total Distributions ......................................................   (2,426,628)      (1,659,870)
                                                                                  -----------      -----------

CAPITAL SHARE TRANSACTIONS:
PREMIER SHARES:
  Issued--Regular ..............................................................   10,170,894        9,755,618
        --Distributions Reinvested .............................................    1,992,949        1,391,142
  Redeemed .....................................................................  (14,934,048)      (3,608,698)
                                                                                  -----------      -----------
  Net Increase (Decrease) in Premier Shares Transactions .......................   (2,770,205)       7,538,062
                                                                                  -----------      -----------

RETAIL SHARES:
  Issued--Regular ..............................................................      199,190          804,846
        --Distributions Reinvested .............................................       89,791           76,632
  Redeemed .....................................................................     (962,389)        (481,807)
                                                                                  -----------      -----------
  Net Increase (Decrease) in Retail Shares Transactions ........................     (673,408)         399,671
                                                                                  -----------      -----------

GROUP RETIREMENT PLAN SHARES:
  Issued--Regular ..............................................................      935,353        1,587,243
        --Distributions Reinvested .............................................      333,751          184,019
  Redeemed .....................................................................   (1,079,942)        (222,970)
                                                                                  -----------      -----------
  Net Increase in Group Retirement Plan Shares Transactions ....................      189,162        1,548,292
                                                                                  -----------      -----------
  Net Increase (Decrease) in Net Assets From Capital Share Transactions ........   (3,254,451)       9,486,025
                                                                                  -----------      -----------
      TOTAL INCREASE (DECREASE) ................................................   (3,177,462)       9,916,645
                                                                                  -----------      -----------

NET ASSETS:
  Beginning of Year. ...........................................................   26,905,550       16,988,905
                                                                                  -----------      -----------

  End of Year ..................................................................  $23,728,088      $26,905,550
                                                                                  ===========      ===========

                    The accompanying notes are an integral part of the financial statements.


                                                       LIPPER U.S. EQUITY FUND
                                                        FINANCIAL HIGHLIGHTS
                                                  SELECTED PER SHARE DATA & RATIOS
                                           FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                     PREMIER       PREMIER         PREMIER       PREMIER         RETAIL
                                                      SHARES        SHARES          SHARES        SHARES         SHARES
                                                   -----------    ------------   -----------    ------------   ------------
                                                                                                 JANUARY 2
                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     1996** TO      YEAR ENDED
                                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                      1999          1998             1997          1996           1999
                                                   -----------    ------------   -----------    ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD ..............   $12.62       $12.04          $11.38          $10.00        $12.62
                                                     -------      -------         -------         -------          ----
Income From Investment Operations:
  Net Investment Income (Loss) (1) ................    (0.03)        0.13            0.16            0.18         (0.14)
  Net Realized and Unrealized Gain
    on Investments ................................     1.25         1.26            1.96            1.81          1.33
                                                     -------      -------         -------         -------          ----
        Total From Investment Operations ..........     1.22         1.39            2.12            1.99          1.19
                                                     -------      -------         -------         -------          ----
Distributions:
  Net Investment Income ...........................    --           (0.14)          (0.16)          (0.19)        --
  In Excess of Net Investment Income ..............    --          --+              --              --            --
  Net Realized Gain ...............................    (1.14)       (0.67)          (1.30)          (0.34)        (1.14)
  In Excess of Net Realized Gain ..................    --           --              --              (0.08)        --
                                                     -------      -------         -------         -------          ----
        Total Distributions .......................    (1.14)       (0.81)          (1.46)          (0.61)        (1.14)
                                                     -------      -------         -------         -------          ----
NET ASSET VALUE, END OF PERIOD ....................   $12.70       $12.62          $12.04          $11.38        $12.67
                                                     =======      =======         =======         =======          ====
TOTAL RETURN (2) ..................................    10.25%       11.35%          18.96%          19.81%        10.01%
                                                     =======      =======         =======         =======          ====
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's) .................  $19,426      $22,088         $14,203         $15,098          $565
Ratios After Expense Waiver and/or
  Reimbursement:
    Expenses to Average Net Assets ................     1.10%        1.10%           1.10%           1.10%*        1.35%
    Net Investment Income (Loss) to Average
      Net Assets ..................................    (0.22)%       1.07%           1.24%           1.68%*       (0.58)%
Ratios Before Expense Waiver and/or
  Reimbursement:
    Expenses to Average Net Assets ................     1.51%        1.51%           1.76%           2.28%*        1.76%
    Net Investment Income (Loss) to Average
      Net Assets ..................................    (0.63)%       0.66%           0.58%           0.50%*       (1.12)%
Portfolio Turnover Rate ...........................      123%         204%            145%            117%          123%


                                                                                                    GROUP         GROUP
                                                                                                 RETIREMENT     RETIREMENT
                                                     RETAIL         RETAIL          RETAIL          PLAN           PLAN
                                                     SHARES         SHARES          SHARES         SHARES         SHARES
                                                   ------------   ------------    ------------   -----------    ------------
                                                                                   JANUARY 4
                                                   YEAR ENDED     YEAR ENDED       1996** TO     YEAR ENDED     YEAR ENDED
                                                   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                      1998           1997            1996           1999            1998
                                                   ------------   ------------    ------------   -----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD .............. $12.03          $11.38          $10.00         $12.59         $12.01
                                                    ------            ----            ----         ------         ------
Income From Investment Operations:
  Net Investment Income (Loss) (1) ................   0.11            0.13            0.11          (0.06)          0.09
  Net Realized and Unrealized Gain
    on Investments ................................   1.26            1.95            1.86           1.24           1.28
                                                    ------            ----            ----         ------         ------
        Total From Investment Operations ..........   1.37            2.08            1.97           1.18           1.37
                                                    ------            ----            ----         ------         ------
Distributions:
  Net Investment Income ...........................  (0.11)          (0.13)          (0.17)         --             (0.12)
  In Excess of Net Investment Income .............. --+              --              --             --            --+
  Net Realized Gain ...............................  (0.67)          (1.30)          (0.34)         (1.14)         (0.67)
  In Excess of Net Realized Gain ..................  --              --              (0.08)         --             --
                                                    ------            ----            ----         ------         ------
        Total Distributions .......................  (0.78)          (1.43)          (0.59)         (1.14)         (0.79)
                                                    ------            ----            ----         ------         ------
NET ASSET VALUE, END OF PERIOD .................... $12.62          $12.03          $11.38         $12.63         $12.59
                                                    ======            ====            ====         ======         ======
TOTAL RETURN (2) ..................................  11.15%          18.58%          19.62%          9.96%         11.16%
                                                    ======            ====            ====         ======         ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's) ................. $1,308            $899            $613         $3,737         $3,510
Ratios After Expense Waiver and/or
  Reimbursement:
    Expenses to Average Net Assets ................   1.35%           1.35%           1.35%*         1.35%          1.35%
    Net Investment Income (Loss) to Average
      Net Assets ..................................   0.80%           0.96%           1.31%*        (0.76)%         0.87%
Ratios Before Expense Waiver and/or
  Reimbursement:
    Expenses to Average Net Assets ................   1.76%           2.01%           2.75%*         1.76%          1.76%
    Net Investment Income (Loss) to Average
      Net Assets ..................................   0.39%           0.30%          (0.09)%*       (1.12)%         0.46%
Portfolio Turnover Rate ...........................    204%            145%            117%           123%           204%


                                                       GROUP          GROUP
                                                     RETIREMENT     RETIREMENT
                                                        PLAN           PLAN
                                                       SHARES         SHARES
                                                     -------------   ------------
                                                                     JANUARY 4,
                                                      YEAR ENDED     1996*** TO
                                                      DECEMBER 31,   DECEMBER 31,
                                                         1997           1996
                                                     -------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD ..............      $11.38        $10.00
                                                         ------          ----
Income From Investment Operations:
  Net Investment Income (Loss) (1) ................        0.08          0.07
  Net Realized and Unrealized Gain
    on Investments ................................        2.00          1.91
                                                         ------          ----
        Total From Investment Operations ..........        2.08          1.98
                                                         ------          ----
Distributions:
  Net Investment Income ...........................       (0.15)        (0.18)
  In Excess of Net Investment Income ..............       --            --
  Net Realized Gain ...............................       (1.30)        (0.34)
  In Excess of Net Realized Gain ..................       --            (0.08)
                                                         ------          ----
        Total Distributions .......................       (1.45)        (0.60)
                                                         ------          ----
NET ASSET VALUE, END OF PERIOD ....................      $12.01        $11.38
                                                         ======          ====
TOTAL RETURN (2) ..................................       18.55%        19.69%
                                                         ======          ====
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's) .................      $1,887          $452
Ratios After Expense Waiver and/or
  Reimbursement:
    Expenses to Average Net Assets ................        1.35%         1.35%*
    Net Investment Income (Loss) to Average
      Net Assets ..................................        0.89%         1.29%*
Ratios Before Expense Waiver and/or
  Reimbursement:
    Expenses to Average Net Assets ................        2.01%         2.39%*
    Net Investment Income (Loss) to Average
      Net Assets ..................................        0.25%         0.25%*
Portfolio Turnover Rate ...........................        145%          117%

----------

  *    Annualized
 **    Commencement of Fund Operations
***    Initial offering of shares by the Fund
  +    Amount represents less than $0.01 per share
(1) The effect to net investment income per share by voluntarily waived fees and reimbursed expenses were:

                                               YEAR ENDED              YEAR ENDED            YEAR ENDED             PERIOD ENDED
                                            DECEMBER 31, 1999       DECEMBER 31, 1998     DECEMBER 31, 1997       DECEMBER 31, 1996
                                            -----------------       -----------------     -----------------       -----------------

       Premier Shares .........................   $0.06                   $0.05                 $0.08                   $0.13
       Retail Shares ..........................   $0.10                   $0.06                 $0.09                   $0.12
       Group Retirement Plan Shares ...........   $0.05                   $0.04                 $0.06                   $0.06

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the periods shown. Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                            lIPPER U.S. EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS


     The Lipper Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company and was incorporated on August 22, 1995. As of December 31, 1999, the Company was comprised of three diversified portfolios: Lipper High Income Bond Fund, Lipper U.S. Equity Fund, and Lipper Prime Europe Equity Fund. These financial statements pertain to Lipper U.S. Equity Fund only. The financial statements of the remaining portfolios are presented separately. The Company offers the shares of each Fund in three classes: Premier Shares, Retail Shares and Group Retirement Plan Shares. The Lipper U.S. Equity Fund (the "Fund") commenced investment operations on January 2, 1996.

     The Lipper U.S. Equity Fund seeks capital appreciation by investing primarily in a diversified portfolio of common stocks of U.S. issuers with market capitalizations in excess of $500 million.

A. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies followed by the Fund which are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the closing bid and asked prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

     2. FEDERAL INCOME TAXES: It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     At December 31, 1999, the cost of investments and unrealized appreciation (depreciation) of investments for Federal income tax purposes were:

                                                                        NET
     COST              APPRECIATION         (DEPRECIATION)         APPRECIATION
  -----------          ------------         --------------         ------------
  $20,968,798           $3,271,939            $(619,214)            $2,652,725

     3. DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute substantially all of its net investment income annually. Net realized capital gains, if any, will be distributed at least annually by the Fund. All distributions are recorded on ex-dividend date.

     Income and capital gains distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to differing book and tax treatments for deferred organization costs.

     Permanent book and tax differences between U.S. Federal income tax regulations and generally accepted accounting principles may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     4. PURCHASED AND WRITTEN OPTIONS: The Fund may purchase or write put and call options on securities, securities indices, currencies and other financial instruments. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. The Fund may purchase a put option on a security to protect its holdings in the underlying instrument, or a similar instrument, against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the
                            lIPPER U.S. EQUITY FUND
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


exercise price. The purchase of a call option on a security, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. The Fund may purchase a put or call option to limit exposure to a written put or call option.

     Options contracts are valued daily and unrealized appreciation or depreciation is recorded based upon the last sales price on the principal exchange on which the option is traded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Premiums received or paid from the writing or purchasing of options are offset against the proceeds of securities sold or added to the cost of securities purchased upon the exercise of the option. Upon expiration of a purchased or written option, the premium is recorded as a realized loss or gain, respectively. Possible losses on purchased options can not exceed the total premium paid.

     Use of written put and call options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise not purchase or sell. Losses which may result from the use of options will reduce the Fund's net asset value, and possibly income, and such losses may be greater than if options had not been used.

     5. ORGANIZATION COSTS: Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

     6. OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Expenses of the Company, which are not directly attributable to a Fund, are allocated among the Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. ADVISORY SERVICES: Lipper & Company, L.L.C. (the "Adviser") serves as the investment adviser to the Fund. Under the terms of the Investment Advisory Agreement (the "Agreement"), the Adviser provides investment advisory services for a fee calculated at an annual rate of 0.85% of the Fund's average daily net assets. From time to time, the Adviser may voluntarily waive, for a period of time, all or a portion of the fee to which it is entitled under its Agreement with the Fund. Until further notice, the Adviser has agreed to voluntarily waive fees and reimburse expenses to the extent necessary to maintain an annual operating expense ratio to net assets of not more than the following:

                                                         GROUP RETIREMENT
          PREMIER SHARES           RETAIL SHARES            PLAN SHARES
          --------------           -------------         ----------------
               1.10%                   1.35%                   1.35%

C. ADMINISTRATIVE SERVICES: Chase Global Funds Services Company, a wholly owned subsidiary of The Chase Manhattan Bank ("Chase"), serves as the Company's administrator (the "Administrator") pursuant to an Administrative Agreement. Under the Administrative Agreement, the Administrator provides administrative, fund accounting, dividend disbursing and transfer agent services to the Company. As compensation for its services, the Company pays the Administrator a monthly fee at the annual rate of 0.20% of the Company's average daily net assets up to and including $200 million; 0.10% of the Company's average daily net assets in excess of $200 million up to and including $400 million and 0.05% of the Company's average daily net assets in excess of $400 million. The Fund is subject to a minimum annual fee of $70,000 per year. Under a separate agreement, Chase also acts as the Company's custodian for the Fund's assets.

D. DIRECTORS' FEES: The Company pays each Director who is not a director, officer or employee of the Adviser or any of its affiliates, a fee of $8,000 per annum plus $500 per quarterly meeting attended and reimbursements for expenses incurred in attending Board meetings.

E. DISTRIBUTION SERVICES: Lipper & Company, L.P., an affiliate of the Adviser, serves as the Company's distributor (the "Distributor"). The Distributor is entitled to receive an annual distribution fee payable from the net assets of the Fund's Retail Shares of up to 0.25% of the average daily net assets of such Fund's Retail Shares. The
                            lIPPER U.S. EQUITY FUND
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


Company has entered into shareholder servicing agreements with respect to the Fund's Group Retirement Plan Shares. Under such servicing agreements, each servicing agent will be entitled to receive from the net assets of the Fund's Group Retirement Plan Shares, an annual servicing fee of up to 0.25% of the average daily net assets of such Fund's Group Retirement Plan Shares for certain support services which supplement the services provided by the Company's administrator and transfer agent.

F. PURCHASES AND SALES: For the year ended December 31, 1999, the cost of purchases and proceeds of sales for investment securities other than long-term U.S. Government and short-term securities were:


                PURCHASES                                  SALES
               -----------                              -----------
               $29,473,058                              $21,692,202

     There were no purchases or sales of long-term U.S. Government securities.

G. CAPITAL STOCK: Capital share transactions for the Fund, by class of shares, were as follows:


                                              YEAR ENDED          YEAR ENDED
                                           DECEMBER 31, 1999   DECEMBER 31, 1998
                                           -----------------   -----------------
PREMIER SHARES:
  Issued--Regular ..........................     812,199             744,322
         Distributions Reinvested ..........     162,762             105,483
  Redeemed .................................  (1,195,698)           (279,463)
                                              ----------            --------
  Net Increase (Decrease) ..................    (220,737)            570,342
                                              ----------            --------
RETAIL SHARES:
  Issued--Regular ..........................      15,687              60,005
         Distributions Reinvested ..........       7,349               5,801
  Redeemed .................................     (82,052)            (36,924)
                                              ----------            --------
  Net Increase (Decrease) ..................     (59,016)             28,882
                                              ----------            --------
GROUP RETIREMENT PLAN SHARES:
  Issued--Regular .........................       76,595             124,270
         Distributions Reinvested .........       27,399              14,102
  Redeemed ................................      (86,861)            (16,734)
                                              ----------            --------
  Net Increase ............................       17,133             121,638
                                              ----------            --------

H. OTHER: At December 31,1999, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate net assets of the Fund was as follows:

                                                NO. OF                   %
                                             SHAREHOLDERS            OWNERSHIP
                                             ------------            ---------

    Premier Shares ...........................      5                  64.5%
    Retail Shares ............................     10                  70.9%
    Group Retirement Shares ..................      3                  99.9%

      Transactions by shareholders holding a significant ownership percentage of the Fund can have an impact on other shareholders of the Fund.

      The Company has a $20 million line of credit with the Chase Manhattan Bank which is available to meet temporary cash needs of the Company. The Company pays a commitment fee for this line of credit.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of Lipper U.S. Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lipper U.S. Equity Fund (one of the Funds constituting The Lipper Funds, Inc., hereinafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036
February 15, 2000

--------------------------------------------------------------------------------

                   FEDERAL INCOME TAX INFORMATION (UNAUDITED)

     Lipper U.S. Equity Fund hereby designates $1,152,904 as 20% long-term capital gain dividends for the purpose of the dividend paid deduction on the Fund's Federal income tax return.

     For the Lipper U.S. Equity Fund in 1999, 14.42% of the distribution taxable as ordinary income, as reported on Form 1099-DIV, qualifies for the dividends received deduction for corporations.

BOARD OF DIRECTORS               KENNETH LIPPER
-------------------------        Director, President and Chairman

                                 ABRAHAM BIDERMAN
                                 Director, Executive
                                 Vice President, Secretary
                                 and Treasurer

                                 STANLEY BREZENOFF
                                 Director

                                 MARTIN MALTZ
                                 Director

                                 IRWIN RUSSELL
                                 Director


INVESTMENT ADVISER               Lipper & Company, L.L.C.
-------------------------        101 Park Avenue, 6th floor
                                 New York, NY 10178
                                 (212) 883-6333


DISTRIBUTOR                      Lipper & Company, L.P.
-------------------------        101 Park Avenue, 6th floor
                                 New York, NY 10178


ADMINISTRATOR AND                Chase Global Funds Services Company
TRANSFER AGENT                   73 Tremont Street, 9th floor
-------------------------        Boston, MA 02108
                                 1-800-LIPPER9


CUSTODIAN                        The Chase Manhattan Bank
-------------------------        770 Broadway
                                 New York, NY 10003


LEGAL COUNSEL                    Simpson Thacher & Bartlett
-------------------------        425 Lexington Avenue
                                 New York, NY 10017



INDEPENDENT ACCOUNTANTS          PricewaterhouseCoopers LLP
-------------------------        1177 Avenue of the Americas
                                 New York, NY 10036



For more complete information concerning The Lipper Funds, Inc., including a prospectus, please call 1-800-LIPPER9. Please read the prospectus carefully before investing.

Lipper & Company, L.P., Distributor. The Lipper Funds, Inc. is not affiliated with Lipper Inc.

                                                          ----------------------
                                                          THE LIPPER FUNDS, INC.
                                                          ----------------------

                                                 LIPPER PRIME EUROPE EQUITY FUND














                       Annual Report
                       ---------------------------------------------------------
                                                               December 31, 1999

                               -----------------
                               TABLE OF CONTENTS
                               -----------------

        Shareholder's Letter .................................  1

        Portfolio of Investments .............................  4

        Statement of Assets and Liabilities ..................  8

        Statement of Operations ..............................  9

        Statement of Changes in Net Assets ................... 10

        Financial Highlights ................................. 11

        Notes to Financial Statements ........................ 12

        Report of Independent Accountants .................... 16

        Tax Information ...................................... 16

THE LIPPER FUNDS, INC.                                             ANNUAL REPORT
LIPPER PRIME EUROPE EQUITY FUND                                DECEMBER 31, 1999

Dear Shareholder:

     We are pleased to present the Annual Report for the Lipper Prime Europe Equity Fund for the year ended December 31, 1999. The Lipper Prime Europe Equity Fund is one of three investment portfolios, together with the Lipper U.S. Equity Fund and the Lipper High Income Bond Fund, which comprise The Lipper Funds, Inc. This report presents the financial statements and performance review of the Lipper Prime Europe Equity Fund for the year ended December 31, 1999.

     The Lipper Prime Europe Equity Fund (the Fund) seeks long-term capital appreciation through investing in a diversified portfolio of widely traded, medium and large capitalization Western European growth stocks. The Fund's investments are selected based upon a highly structured investment process that utilizes both quantitative and qualitative criteria to target companies that offer the potential for strong earnings growth and capital appreciation.

     Early in 1999, economic forecasts predicted an accelerating trend in
Europe: a slow start in the first half of the year to be followed by a livelier second half. Actually, European economies were somewhat weaker than expected during the first half of the year. Notwithstanding the successful launch of the Euro, some unexpected factors dampened the short-term economic prospects of the region. First among these was the war in Kosovo. Besides creating uncertainty and stress, the war highlighted the need for stronger political bodies and more effective policymaking at the European level. At the individual country level, governments had to add the warfare in Kosovo to their already challenging agendas aimed at structural reform of the labor markets, fiscal systems, pension systems and welfare systems. As a result of this setback, the region experienced slower economic growth than anticipated, causing the European Central Bank to reduce its benchmark refinancing rate by 0.50% to 2.5% in early April 1999. The Euro also suffered as a result of the war in Kosovo and economic weakness across the region, declining 12% against the US dollar during the first half of the year.

     In late April 1999, prospects of peace in Kosovo, combined with signs of economic improvement in Europe, renewed expectations of stronger growth in the second half of 1999. Particularly, expectations of a cyclical recovery fueled the markets, with cyclical stocks grossly outperforming growth stocks between April and July. Between July and September, the excessive euphoria surrounding cyclicals declined, but by October 1999, a burst of new enthusiasm appeared for internet-related and other technology stocks. Similar to the United States, market participants exuberantly embraced new economy stocks, pushing the markets higher and higher.

     On a Euro denominated basis, the Lipper Prime Europe Equity Fund Premier Shares generated a net return of 34% for the year ended December 31, 1999. However, as a result of the significant decline of the Euro against the US dollar during 1999, the Fund's Premier Shares generated a net return of 15.7% on a dollar denominated basis. Throughout 1999, the Fund was highly diversified, with approximately 60-70 securities representing approximately twenty industries invested in twelve Western European countries. During the year, the investment adviser continued to position the Fund to benefit from the positive changes occurring throughout Europe (including the continued integration of the region and industry consolidation) by focusing on companies with sound financial positions and high growth prospects. In particular, our analysts targeted companies that offer competitive products or services, maintain leading positions in their industries, have histories of consistently strong financial performance and present earnings growth prospects superior to the market average. Compared to the MSCI Europe 15 Index, the Fund overweighted the information technology, telecommunications, media, pharmaceutical and consumer cyclical (retail and consumer goods) sectors.

     The Fund's country allocation decisions typically reflect the equity market capitalization across the region, with the United Kingdom representing the largest allocation at approximately 30% of the portfolio's assets. During 1999, the Fund was relatively neutral with respect to this allocation. Given our outlook for

2000 of moderate economic growth across the region, we do not anticipate any significant over or underweighting of any country relative to our current allocation.

     Our outlook for Europe in 2000 is positive. Gross domestic product is expected to grow approximately 3% (up from 2.1% in 1999), fueled by substantial increases in fixed investments, moderate increases in private consumption and increases in exports (resulting from global expansion). We expect this economic growth to have a positive impact on corporate earnings and to boost the European markets. In addition, stock prices should benefit from the plethora of mergers, acquisitions and restructurings taking place across the region and the expected efficiencies resulting therefrom. After falling 14% against the US Dollar in 1999, the Euro has a strong potential of appreciating in 2000 as well. Based upon these factors plus current valuations across continental Europe, we believe investing in the region is extremely attractive on both an absolute and a relative basis.

     Given our current outlook for Europe, we believe the prospects for Lipper Prime Europe Equity Fund in 2000 are strong. The Fund is well positioned in growth stocks, which should benefit from the expected acceleration in internal consumption and the opportunities stemming from the structural changes taking place in European companies. The Lipper Prime Europe Equity Fund remains dedicated to superior long-term results, which we believe are best achieved by adhering to a rigorous and disciplined investment strategy designed to generate positive results and preserve capital under various market conditions.

     We hope you find the enclosed report informative. We appreciate your participation in The Lipper Funds, Inc.

                                            Sincerely,


                                            /s/ KENNETH LIPPER
                                            -----------------------------------
                                            KENNETH LIPPER
                                            President and Chairman of the Board

                   LIPPER PRIME EUROPE EQUITY FUND PERFORMANCE
                   (Formerly Prime Lipper Europe Equity Fund)

        ----------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*
                     FOR PERIODS ENDED DECEMBER  31, 1999
        ----------------------------------------------------------------
                                                               SINCE
                                           1 YEAR   5  YEAR  INCEPTION
        ----------------------------------------------------------------
          PREMIER SHARES                   15.70%    22.22%    15.27%
        ----------------------------------------------------------------
          RETAIL SHARES                    15.54%    22.02%    15.16%
        ----------------------------------------------------------------
          GROUP RETIREMENT PLAN SHARES     15.47%    22.04%    15.16%
        ----------------------------------------------------------------

             LIPPER PRIME EUROPE EQUITY FUND--PREMIER SHARES*

                    Growth of $10,000 Invested in the Fund's
                   Premier Shares vs. MSCI Europe 15 Index**



                    [GRAPHICAL REPRESENTATION OF DATA CHART]


                              1/13/92    12/31/92   12/31/93   12/31/94    12/31/95   12/31/96   12/31/97   12/31/97   12/31/99
                              -------    --------   --------   --------   ---------   --------   --------   --------   --------
Lipper Prime Europe Equity
  Fund Premier Shares .....   10,000      9,750     11,632     11,426     14,073      17,158     20,390     26,973     31,208


MSCI Europe 15 Index.......   10,000      9,745     12,648     12,986     15,859      19,280     23,946     30,867     35,874


     * Past performance is no guarantee of future results. The net asset value and investment return of the Lipper Prime Europe Equity Fund (the "Fund") will fluctuate, and the value of the Fund's shares may be worth more or less than original cost upon redemption. The performance information presented reflects the performance of the Fund's predecessor partnership for the period January 13, 1992 (commencement of the predecessor partnership's operations) through March 31, 1996. On April 1, 1996, the assets of the Fund's predecessor partnership were exchanged for the Fund's Premier Shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of its predecessor partnership. As a mutual fund registered under the Investment Company Act of 1940 (the "Act"), the Fund is subject to certain restrictions under the Act and the Internal Revenue Code (the "Code") to which its corresponding partnership was not subject. Had the partnership been registered under the Act and subject to the provisions of the Act and the Code, its investment performance may have been adversely affected. Fee waivers and reimbursements were in effect for the Fund during 1996, without which total returns would have been lower. Total returns include the reinvestment of income, dividends and capital gains. European investments involve currency and other risks, which may also include political and market risks. The minimum investment for Premier Shares is $1,000,000.

     The Fund's Retail and Group Retirement Plan Shares were introduced on April 11, 1996 and April 12, 1996, respectively. Performance for each of the Retail and Group Retirement Plan Shares reflects the performance of the Fund's predecessor partnership for the period January 13, 1992 through March 31, 1996 and the Fund's Premier Shares for the period April 1, 1996 through April 11, 1996 and April 12, 1996, respectively. Performance for each of the Retail and Group Retirement Plan Shares differs from the Fund's Premier Shares due to the different inception dates and class specific expenses associated with the Retail and Group Retirement Plan Shares.

     ** The chart above illustrates the growth of $10,000 invested in the Fund's Premier Shares versus $10,000 invested in the Morgan Stanley Capital International ("MSCI") Europe 15 Index for the period January 13, 1992 (commencement of the Fund's predecessor partnership's operations) through December 31, 1999. The MSCI Europe 15 Index (the "Index") is an unmanaged index comprised of stocks from fifteen Western European countries. The Index does not reflect fees or expenses required to be reflected in the Fund's returns, and if such fees and expenses were reflected, they would reduce the returns of the Index. The Index has been adjusted to include the reinvestment of dividends. One cannot invest directly in an unmanaged Index.

                         LIPPER PRIME EUROPE EQUITY FUND
                   (FORMERLY PRIME LIPPER EUROPE EQUITY FUND)
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1999


                                               SHARES        VALUE
                                              --------   ------------
  COMMON AND PREFERRED STOCKS (92.4%)

  BELGIUM (1.3%)
  Credit Communal Holding de Belique-DEXIA        13,000   $ 2,073,255
                                                           -----------
  DENMARK (0.4%)
  Bang & Olufsen Holding A/S .............        17,000       618,232
                                                           -----------
  FINLAND (4.9%)
  Nokia Oyj ..............................        35,080     6,329,527
  Tietoenator Oyj ........................        23,000     1,410,746
                                                           -----------
                                                             7,740,273
                                                           -----------
  FRANCE (13.6%)
  Axa ....................................        21,100     2,927,236
  Cap Gemini Sogeti ......................         9,888     2,497,746
  Carrefour S.A ..........................        17,000     3,120,157
  Dassault Systemes S.A. .................        37,000     2,399,635
  Grand Optical Photoservice .............        70,000     2,083,279
  Hermes International ...................        12,000     1,801,907
  Sidel S.A. .............................        14,000     1,438,438
  Technip S.A. ...........................        16,000     1,632,702
  Total Fina S.A., B Shares ..............        27,020     3,588,727
                                                           -----------
                                                            21,489,827
                                                           -----------
  GERMANY (13.6%)
  Adidas-Salomon AG ......................        21,500     1,605,587
  Allianz Holding AG .....................        11,000     3,677,289
  Bayer AG ...............................        64,000     3,015,206
  Bayerische Motoren Werke AG ............        58,120     1,773,994
  Deutsche Telekom AG ....................        92,000     6,441,595
  Porsche AG Preferred ...................           600     1,635,910
  Preussag AG ............................        38,000     2,125,480
  Wella AG Preferred .....................        56,300     1,241,567
                                                           -----------
                                                            21,516,628
                                                           -----------
  IRELAND (1.6%)
  Bank of Ireland ........................        70,000       554,325
  CRH plc ................................        50,000     1,067,551
 *Ryanair Holding plc ....................        90,000       956,285
                                                           -----------
                                                             2,578,161
                                                           -----------

    The accompanying notes are an integral part of the financial statements.

                         LIPPER PRIME EUROPE EQUITY FUND
                   (FORMERLY PRIME LIPPER EUROPE EQUITY FUND)
                     PORTFOLIO OF INVESTMENTS - (CONTINUED)
                                DECEMBER 31, 1999


                                                   SHARES       VALUE
                                                  --------   -----------
  ITALY (5.6%)
  Alleanza Assicurazioni S.p.A. ..............        74,900   $   909,212
  Banca Popolare di Bergamo S.p.A. ...........        47,300     1,088,610
  Bulgari S.p.A. .............................       110,000       983,551
  ENI S.p.A. .................................       274,190     1,500,664
  Gewiss S.p.A. ..............................       115,000       668,598
  Rinascente .................................       133,000       849,239
  Telecom Italia Mobile S.p.A. ...............       260,080     2,891,197
                                                               -----------
                                                                 8,891,071
                                                               -----------
  NETHERLANDS (7.4%)
  Getronics N.V. .............................        22,000     1,746,574
  ING Groep N.V., Certificate Shares .........        48,000     2,884,013
  Koninklijke Ahold N.V. .....................        70,000     2,062,229
  Koninklijke Numico N.V. ....................        42,000     1,559,407
  VNU-Verenigde Nederlandse Uitgeversbedrijven        36,000     1,882,980
  Wolters Kluwer N.V. ........................        50,000     1,684,025
                                                               -----------
                                                                11,819,228
                                                               -----------
  SPAIN (4.7%)
  Banco Bilbao Vizcaya S.A. ..................        60,000       850,432
  Banco Santander, S.A. ......................       135,000     1,521,035
  Endesa S.A. ................................        48,000       948,347
  Indra Sistemas S.A. ........................        39,000       729,092
 *Telefonica Publicidad e Informacion, S.A. ..        15,000       725,484
 *Telefonica de Espana S.A. ..................       108,000     2,684,817
                                                               -----------
                                                                 7,459,207
                                                               -----------
  SWEDEN (3.2%)
  Ericsson LM, Class B .......................        58,700     3,758,504
  Skandia Forsakrings AB .....................        41,000     1,233,407
                                                               -----------
                                                                 4,991,911
                                                               -----------
  SWITZERLAND (8.3%)
  Disetronic Holding AG ......................           320     1,487,349
  Julius Baer Holding AG .....................           410     1,232,023
 *Logitech International S.A. ................         3,500       983,945
  Novartis AG, Bearer Registered .............         2,800     4,089,711
  Roche Holding AG, DRC ......................           320     3,778,347
  Zurich Allied AG ...........................         2,800     1,588,305
                                                               -----------
                                                                13,159,680
                                                               -----------

    The accompanying notes are an integral part of the financial statements.

                         LIPPER PRIME EUROPE EQUITY FUND
                   (FORMERLY PRIME LIPPER EUROPE EQUITY FUND)
                     PORTFOLIO OF INVESTMENTS - (CONTINUED)
                                DECEMBER 31, 1999

                                                     Shares         Value
                                                    --------   -------------
-----------------------------
UNITED KINGDOM (27.8%)
AstraZeneca Group plc .......................         83,000   $  3,435,258
Boots plc ...................................        182,000      1,765,851
British Telecommunications plc ..............        220,000      5,364,729
Cadbury Schweppes plc .......................        420,278      2,533,346
Compass Group plc ...........................        134,700      1,845,324
Glaxo Wellcome plc ..........................        146,000      4,117,913
Invensys plc ................................        450,000      2,444,154
Lloyds TSB Group plc ........................        280,000      3,495,149
Misys plc ...................................        145,000      2,255,182
Pearson plc .................................         76,000      2,454,695
PizzaExpress plc ............................        145,000      1,711,835
SEMA Group plc ..............................         87,000      1,562,035
SmithKline Beecham plc ......................        280,000      3,565,097
Smiths Industries plc .......................        145,000      2,161,703
The Sage Group plc ..........................        157,500      1,917,791
Vodafone Airtouch plc .......................        714,000      3,529,954
                                                               ------------
                                                                 44,160,016
                                                               ------------
TOTAL INVESTMENTS (92.4%) (COST $115,067,377)                   146,497,489
OTHER ASSETS AND LIABILITIES (7.6%) .........                    12,063,951
                                                               ------------
NET ASSETS (100.0%) .........................                  $158,561,440
                                                               ============

----------
* Non-Income Producing Security

DRC -- Dividend Right Certificates

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

     Under the terms of foreign currency exchange contracts open at December 31, 1999, the Fund is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

                                                                                      Net
                                   Settlement                                      Unrealized
Currency to Deliver      Value       Date      In Exchange for        Value        Gain (Loss)
------------------- ----------   -----------  ------------------   -----------    ------------
 GBP      765,837     $1,234,304    01/04/00    USD      1,232,231  $1,232,231      $(2,073)
 EU       295,062        295,769    01/18/00    USD        297,570     297,570        1,801
                      ----------                                    ----------      -------
                      $1,530,073                                    $1,529,801      $  (272)
                      ==========                                    ==========      ========

----------
EU           European Currency Unit
GBP          British Pound
USD          US Dollar



    The accompanying notes are an integral part of the financial statements.

                         LIPPER PRIME EUROPE EQUITY FUND
                   (FORMERLY PRIME LIPPER EUROPE EQUITY FUND)
                     PORTFOLIO OF INVESTMENTS - (CONTINUED)
                                DECEMBER 31, 1999

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION


                                                   PERCENT OF NET
                                                       SHARES           VALUE
                                                   --------------  -------------
INDUSTRY
Automobiles ....................................         2.1%       $  3,409,904
Banking ........................................         6.8          10,814,829
Broadcasting and Publishing ....................         4.3           6,747,184
Building Materials .............................         0.7           1,067,551
Business and Public Service ....................         1.2           1,845,324
Chemicals ......................................         1.9           3,015,206
Computer Services ..............................         9.2          14,518,801
Electrical/Components/Instruments ..............         1.5           2,444,154
Electrical/Electronics .........................         7.4          11,740,574
Energy Sources .................................         3.2           5,089,391
Financial Services .............................         1.8           2,884,013
Food and Household Products ....................         2.6           4,092,753
Health and Personal Care .......................        13.7          21,715,242
Insurance ......................................         6.5          10,335,449
Leisure ........................................         1.1           1,711,835
Machinery and Engineering ......................         3.3           5,232,843
Merchandising ..................................         6.2           9,880,755
Multi-Industry .................................         1.3           2,125,480
Recreation and Other Consumer Goods ............         3.2           5,009,277
Telecommunications .............................        13.2          20,912,292
Transportation .................................         0.6             956,285
Utilities ......................................         0.6             948,347
                                                       -----        ------------
TOTAL INVESTMENTS ..............................        92.4         146,497,489
NET OTHER ASSETS AND LIABILITIES ...............         7.6          12,063,951
                                                       -----        ------------
NET ASSETS .....................................       100.0%       $158,561,440
                                                       =====        ============


    The accompanying notes are an integral part of the financial statements.

                         LIPPER PRIME EUROPE EQUITY FUND
                   (FORMERLY PRIME LIPPER EUROPE EQUITY FUND)
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999

ASSETS:
 Investments, at value (Cost $115,067,377) ...................................   $ 146,497,489
 Cash ........................................................................      10,110,054
 Receivable for Investments Sold .............................................       1,530,074
 Receivable for Fund Shares Sold .............................................         454,125
 Dividends Receivable ........................................................         253,070
 Deferred Organization Costs .................................................          23,506
 Prepaid Assets ..............................................................           5,395
                                                                                 -------------
  TOTAL ASSETS ...............................................................     158,873,713
                                                                                 -------------
LIABILITIES:
 Investment Advisory Fees Payable ............................................         144,985
 Administrative Fees Payable .................................................          29,574
 Custodian Fees Payable ......................................................          17,971
 Distribution Fees Payable -- Retail Shares ..................................          16,089
 Payable for Fund Shares Redeemed ............................................          13,943
 Shareholder Servicing Fees Payable -- Group Retirement Plan Shares ..........           9,619
 Directors' Fees Payable .....................................................           6,635
 Unrealized Depreciation on Foreign Currency Contracts .......................             272
 Professional Fees Payable ...................................................          60,758
 Other Liabilities ...........................................................          12,427
                                                                                 -------------
  TOTAL LIABILITIES ..........................................................         312,273
                                                                                 -------------
NET ASSETS ...................................................................   $ 158,561,440
                                                                                 =============
NET ASSETS CONSIST OF:
 Paid in Capital .............................................................   $ 114,543,589
 Accumulated Net Investment Loss .............................................         (23,987)
 Accumulated Net Realized Gain ...............................................      12,616,684
 Unrealized Appreciation on Investments and Foreign Currency Translations ....      31,425,154
                                                                                 -------------
                                                                                 $ 158,561,440
                                                                                 =============
PREMIER SHARES:
 Net Assets ..................................................................   $ 150,979,141
 Shares Issued and Outstanding ($.001 par value) (Authorized 3,333,333,333) ..      10,044,107
 Net Asset Value, Offering and Redemption Price Per Share ....................   $       15.03
                                                                                 =============
RETAIL SHARES:
 Net Assets ..................................................................   $   4,295,370
 Shares Issued and Outstanding ($.001 par value) (Authorized 3,333,333,333) ..         287,263
 Net Asset Value, Offering and Redemption Price Per Share ....................   $       14.95
                                                                                 =============
GROUP RETIREMENT PLAN SHARES:
 Net Assets ..................................................................   $   3,286,929
 Shares Issued and Outstanding ($.001 par value) (Authorized 3,333,333,333) ..         220,072
 Net Asset Value, Offering and Redemption Price Per Share ....................   $       14.94
                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

                         LIPPER PRIME EUROPE EQUITY FUND
                   (FORMERLY PRIME LIPPER EUROPE EQUITY FUND)
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999


INVESTMENT INCOME:
 Dividends ..................................................      $  1,834,285
 Interest ...................................................           220,159
 Less: Foreign Taxes Withheld ...............................          (206,995)
                                                                   ------------
  TOTAL INCOME ..............................................         1,847,449
                                                                   ------------
EXPENSES:
 Investment Advisory Fees ...................................         1,494,623
 Administrative Fees ........................................           271,813
 Custodian Fees .............................................            97,578
 Professional Fees ..........................................            51,023
 Registration and Filing Fees ...............................            39,458
 Amortization of Organization Costs .........................            18,779
 Directors' Fees ............................................            18,621
 Distribution Fees -- Retail Shares .........................             8,142
 Servicing Fees -- Group Retirement Plan Shares .............             7,067
 Other Expenses .............................................            60,987
                                                                   ------------
  Total Expenses ............................................         2,068,091
                                                                   ------------
  NET INVESTMENT LOSS .......................................          (220,642)
                                                                   ------------
NET REALIZED GAIN (LOSS) FROM:
 Investments Sold ...........................................        20,620,949
 Foreign Currency Transactions ..............................           (80,600)
                                                                   ------------
TOTAL NET REALIZED GAIN .....................................        20,540,349
                                                                   ------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION:
 Investments ................................................         2,879,171
 Foreign Currency Translations ..............................            (6,699)
                                                                   ------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ..........         2,872,472
                                                                   ------------
TOTAL NET REALIZED GAIN AND NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION .................................        23,412,821
                                                                   ------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ..................................      $ 23,192,179
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                         LIPPER PRIME EUROPE EQUITY FUND
                   (FORMERLY PRIME LIPPER EUROPE EQUITY FUND)
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                     YEAR ENDED         YEAR ENDED
                                                                    DECEMBER 31,       DECEMBER 31,
                                                                        1999               1998
                                                                   --------------     --------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
 Net Investment Loss ...........................................    $    (220,642)    $     (77,367)
 Net Realized Gain .............................................       20,540,349        12,900,178
 Net Change in Unrealized Appreciation/Depreciation ............        2,872,472        14,452,802
                                                                    -------------     -------------
  Net Increase in Net Assets Resulting from Operations .........       23,192,179        27,275,613
                                                                    -------------     -------------
DISTRIBUTIONS:
PREMIER SHARES:
 From Net Realized Gains .......................................      (11,443,098)      (11,390,232)
RETAIL SHARES:
 From Net Realized Gains .......................................         (294,481)         (232,187)
GROUP RETIREMENT PLAN SHARES:
 From Net Realized Gains .......................................         (241,531)         (210,280)
                                                                    -------------     -------------
  Total Distributions ..........................................      (11,979,110)      (11,832,699)
                                                                    -------------     -------------
CAPITAL SHARE TRANSACTIONS:
PREMIER SHARES:
 Issued--Regular ...............................................       49,375,141        23,551,688
 Issued--Distributions Reinvested ..............................       11,427,527        11,413,219
 Redeemed ......................................................      (44,975,160)       (8,372,885)
                                                                    -------------     -------------
  Net Increase in Premier Shares Transactions ..................       15,827,508        26,592,022
                                                                    -------------     -------------
RETAIL SHARES:
 Issued--Regular ...............................................        2,372,216         1,603,199
 Issued--Distributions Reinvested ..............................          283,521           226,949
 Redeemed ......................................................       (1,091,178)         (684,234)
                                                                    -------------     -------------
  Net Increase in Retail Shares Transactions ...................        1,564,559         1,145,914
                                                                    -------------     -------------
GROUP RETIREMENT PLAN SHARES:
 Issued--Regular ...............................................        1,403,835         1,238,603
 Issued--Distributions Reinvested ..............................          240,567           209,098
 Redeemed ......................................................         (884,227)         (297,247)
                                                                    -------------     -------------
  Net Increase in Group Retirement Plan Shares Transactions ....          760,175         1,150,454
                                                                    -------------     -------------
 Net Increase in Net Assets From Capital Share Transactions ....       18,152,242        28,888,390
                                                                    -------------     -------------
  TOTAL INCREASE ...............................................       29,365,311        44,331,304
                                                                    -------------     -------------
NET ASSETS:
 Beginning of Year .............................................      129,196,129        84,864,825
                                                                    -------------     -------------
 End of Year (A) ...............................................    $ 158,561,440     $ 129,196,129
                                                                    -------------     -------------
 (A) Includes accumulated net investment loss ..................   ($      23,987)   ($      58,710)
                                                                    =============     =============


    The accompanying notes are an integral part of the financial statements.

                         LIPPER PRIME EUROPE EQUITY FUND
                   (FORMERLY PRIME LIPPER EUROPE EQUITY FUND)
                              FINANCIAL HIGHLIGHTS
                  SELECTED PER SHARE DATA & RATIOS FOR A SHARE
                       OUTSTANDING THROUGHOUT EACH PERIOD


                                            PREMIER         PREMIER        PREMIER       PREMIER
                                            SHARES          SHARES         SHARES        SHARES         RETAIL SHARES  RETAIL SHARES
                                        -------------     ------------   -----------  ---------------   -------------  -------------
                                                                                      APRIL 1, 1996**
                                          YEAR ENDED      YEAR ENDED      YEAR ENDED        TO            YEAR ENDED    YEAR ENDED
                                         DECEMBER 31,     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,  DECEMBER 31,
                                             1999           1998             1997           1996             1999           1998
                                        -------------     ------------   -----------  ---------------   -------------  -------------

NET ASSET VALUE, BEGINNING OF PERIOD ..   $     14.10     $     11.74     $    11.25     $    10.00        $   14.05     $   11.73
                                          -----------     -----------     ----------     ----------        ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income (Loss) (1) .....         (0.02)          (0.01)          0.05           0.04            (0.04)        (0.03)
 Net Realized and Unrealized Gain
   on Investments .....................          2.11            3.79           2.06           1.62             2.10          3.77
                                          -----------     -----------     ----------     ----------        ---------     ---------
  Total From Investment Operations ....          2.09            3.78           2.11           1.66             2.06          3.74
                                          -----------     -----------     ----------     ----------        ---------     ---------
DISTRIBUTIONS:
 Net Investment Income ................          --              --            (0.03)         (0.02)            --            --
 In Excess of Net Investment Income ...          --              --              --+           --               --            --
 Net Realized Gain ....................         (1.16)          (1.42)         (1.59)         (0.39)           (1.16)        (1.42)
                                          -----------     -----------     ----------     ----------        ---------     ---------
  TOTAL DISTRIBUTIONS .................         (1.16)          (1.42)         (1.62)         (0.41)           (1.16)        (1.42)
                                          -----------     -----------     ----------     ----------        ---------     ---------
Net Asset Value, End of Period ........   $     15.03     $     14.10     $    11.74     $    11.25        $   14.95     $   14.05
                                          ===========     ===========     ==========     ==========        =========     =========
TOTAL RETURN ..........................         15.70%          32.29%         18.83%         16.68%(2)        15.54%        31.96%
                                          ===========     ===========     ==========     ==========        =========     =========
Ratios and Supplemental Data:
Net Assets, End of Period (000's) .....   $   150,979     $   124,406     $   82,787     $   62,942        $   4,295     $   2,472
Ratios After Expense Waiver
  and/or Reimbursement:
Expenses to Average Net Assets ........          1.51%           1.54%          1.59%          1.60%*           1.76%         1.79%
Net Investment Income (Loss) to
  Average Net Assets ..................         (0.15%)         (0.06%)         0.43%          0.53%*          (0.34%)       (0.25%)
Ratios Before Expense Waiver
 and/or Reimbursement:
  Expenses to Average Net Assets ......           N/A             N/A            N/A           1.78%*            N/A           N/A
  Net Investment Income (Loss) to
    Average Net Assets ................           N/A             N/A            N/A           0.35%*            N/A           N/A
  Portfolio Turnover Rate .............            52%             61%            71%            34%              52%           61%


                                                                          Group         Group         Group            Group
                                                                        Retirement    Retirement    Retirement       Retirement
                                        Retail Shares   Retail Shares   Plan Shares   Plan Shares   Plan Shares      Plan Shares
                                        ------------- ----------------- -----------   ------------  ------------  -----------------
                                                      April 11, 1996***                                            April 12, 1996***
                                         Year Ended         to          Year Ended     Year Ended     Year Ended            to
                                        December 31,    December 31,   December 31,   December 31,   December 31,     December 31,
                                            1997            1996           1999           1998          1997             1996
                                        ------------- ----------------- -----------   ------------  ------------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD .. $     11.25     $      9.93     $    14.05     $    11.72     $   11.24       $    9.92
                                        -----------     -----------     ----------     ----------     ---------       ---------
INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income (Loss) (1) .....        0.02           (0.01)         (0.05)         (0.03)         0.03           (0.02)
 Net Realized and Unrealized Gain
   on Investments .....................        2.05            1.73           2.10           3.78          2.05            1.74
                                        -----------     -----------     ----------     ----------     ---------       ---------
  Total From Investment Operations ....        2.07            1.72           2.05           3.75          2.08            1.72
                                        -----------     -----------     ----------     ----------     ---------       ---------
DISTRIBUTIONS:
 Net Investment Income ................        --             (0.01)          --             --           (0.01)          (0.01)
 In Excess of Net Investment Income ...         --+            --             --             --             --+            --
 Net Realized Gain ....................       (1.59)          (0.39)         (1.16)         (1.42)        (1.59)          (0.39)
                                        -----------     -----------     ----------     ----------     ---------       ---------
  TOTAL DISTRIBUTIONS .................       (1.59)          (0.40)         (1.16)         (1.42)        (1.60)          (0.40)
                                        -----------     -----------     ----------     ----------     ---------       ---------
Net Asset Value, End of Period ........ $     11.73     $     11.25     $    14.94     $    14.05     $   11.72       $   11.24
                                        ===========     ===========     ==========     ==========     =========       =========
TOTAL RETURN ..........................       18.49%          17.37%(2)      15.47%         32.08%        18.60%          17.40%(2)
                                        ===========     ===========     ==========     ==========     =========       =========
Ratios and Supplemental Data:
Net Assets, End of Period (000's) ..... $     1,137     $       609     $    3,287     $    2,318     $     941       $     195
Ratios After Expense Waiver
  and/or Reimbursement:
Expenses to Average Net Assets ........        1.84%           1.85%*         1.76%          1.79%         1.84%           1.85%*
Net Investment Income (Loss) to
  Average Net Assets ..................        0.16%          (0.13%)*       (0.41%)        (0.29%)        0.34%          (0.43%)*
Ratios Before Expense Waiver
  and/or Reimbursement:
 Expenses to Average Net Assets .......         N/A            2.07%*          N/A            N/A           N/A            2.04%*
 Net Investment Income (Loss) to
  Average Net Assets ..................         N/A           (0.35%)*         N/A            N/A           N/A           (0.62%)*
 Portfolio Turnover Rate ..............          71%             34%            52%            61%           71%             34%*

-----------
*    Annualized

**   Commencement of Fund Operations

***  Initial offering of shares by the Fund

+    Amount is less than $0.01 per share

N/A= Not Applicable

(1) The effect to net investment income per share of voluntarily waived fees and reimbursed expenses were:

                                       PERIOD ENDED
                                     DECEMBER 31, 1996
                                    -------------------
     Premier Shares .................      $0.01
     Retail Shares ..................      $0.02
     Group Retirement Plan Shares ...      $0.01

     There were no waivers or reimbursements for the years ended December 31, 1999, 1998 or 1997.

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the periods shown. Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                         LIPPER PRIME EUROPE EQUITY FUND
                   (FORMERLY PRIME LIPPER EUROPE EQUITY FUND)
                          NOTES TO FINANCIAL STATEMENTS

     The Lipper Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company and was incorporated on August 22, 1995. As of December 31, 1999, the Company was comprised of three diversified portfolios: Lipper High Income Bond Fund, Lipper U.S. Equity Fund, and Lipper Prime Europe Equity Fund. These financial statements pertain to Lipper Prime Europe Equity Fund only. The financial statements of the remaining Funds are presented separately. The Company offers the shares of each Fund in three classes: Premier Shares, Retail Shares and Group Retirement Plan Shares. The Lipper Prime Europe Equity Fund (the "Fund") was funded on April 1, 1996 with a contribution of securities to the Fund from a corresponding limited partnership (see Note G).

     The Lipper Prime Europe Equity Fund seeks capital appreciation by investing primarily in a diversified portfolio of medium and large capitalization Western European common stocks issued by companies that have strong growth prospects based on balance sheet strength (including leverage and free cash flow available for capital investment), historic return on equity, projected earnings per share growth rates, industry position and management.

     A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the closing bid and asked prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

     2. FEDERAL INCOME TAXES: It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or repatriated and are accrued when the related income is earned.

     Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1999 to December 31, 1999 the Fund incurred and elected to defer until January 1, 2000 for U.S. Federal income tax purposes net currency losses of approximately $24,259.

     At December 31, 1999, the cost of investments and unrealized appreciation (depreciation) of investments for Federal income tax purposes were:

                                                               NET
                  COST     APPRECIATION  (DEPRECIATION)   APPRECIATION
              ------------ ------------   ------------    ------------
              $115,263,601  $35,860,213   $(4,626,325)     $31,233,888

     3. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars quoted by a major U.S. or foreign bank. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period

                         LIPPER PRIME EUROPE EQUITY FUND
                   (FORMERLY PRIME LIPPER EUROPE EQUITY FUND)
                          NOTES TO FINANCIAL STATEMENTS

end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. Federal income tax purposes.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, dispositions of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Asset and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     4. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses, when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     5. DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute substantially all of its net investment income annually. Net realized capital gains, if any, will be distributed at least annually by the Fund. All distributions are recorded on ex-dividend date.

     Income and capital gains distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to differing book and tax treatments for deferred organization costs, foreign currency transactions, post-October losses and losses due to wash sales transactions.

     Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and paid in capital. Such adjustments are not included for the purpose of calculating the financial highlights.

     6. ORGANIZATION COSTS: Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

     7. OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Expenses of the Company, which are not directly

                         LIPPER PRIME EUROPE EQUITY FUND
                   (FORMERLY PRIME LIPPER EUROPE EQUITY FUND)
                          NOTES TO FINANCIAL STATEMENTS

attributable to a Fund, are allocated among the Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

     B. ADVISORY SERVICES: Prime Lipper Asset Management (the "Adviser") serves as the investment adviser to the Fund. Under the terms the Investment Advisory Agreement (the "Agreement"), the Adviser provides investment advisory services for a fee calculated at an annual rate of 1.10% of the Fund's average daily net assets. From time to time, the Adviser may voluntarily waive, for a period of time, all or a portion of the fee to which it is entitled under its Agreement with the Fund. Until further notice, the Adviser has agreed to voluntarily waive fees and reimburse expenses to the extent necessary to maintain an annual operating expense ratio to net assets of not more than the following:

                                                       GROUP
                                                     RETIREMENT
                  PREMIER SHARES    RETAIL SHARES    PLAN SHARES
                  --------------    -------------    -----------
                       1.60%             1.85%           1.85%

     No waivers or reimbursements were received by the Fund for the year ended December 31, 1999.

     C. ADMINISTRATIVE SERVICES: Chase Global Funds Services Company, a wholly owned subsidiary of The Chase Manhattan Bank ("Chase"), serves as the Company's administrator (the "Administrator") pursuant to an Administrative Agreement. Under the Administrative Agreement, the Administrator provides administrative, fund accounting, dividend disbursing and transfer agent services to the Company. As compensation for its services, the Company pays the Administrator a monthly fee at the annual rate of 0.20% of the Company's average daily net assets up to and including $200 million; 0.10% of the Company's average daily net assets in excess of $200 million up to and including $400 million; and 0.05% of the Company's average daily net assets in excess of $400 million. The Fund is subject to a minimum annual fee of $70,000 per year. Under a separate agreement, Chase also acts as the Company's custodian for the Fund's assets.

     D. DIRECTORS' FEES: The Company pays each Director who is not a director, officer or employee of the Adviser or any of its affiliates, a fee of $8,000 per annum plus $500 per quarterly meeting attended and reimbursements for expenses incurred in attending Board meetings.

     E. DISTRIBUTION SERVICES: Lipper & Company, L.P., an affiliate of the Adviser, serves as the Company's distributor (the "Distributor"). The Distributor is entitled to receive an annual distribution fee payable from the net assets of the Fund's Retail Shares of up to 0.25% of the average daily net assets of such Fund's Retail Shares. The Company has entered into shareholder servicing agreements with respect to the Fund's Group Retirement Plan Shares. Under such servicing agreements, each servicing agent will be entitled to receive from the net assets of the Fund's Group Retirement Plan Shares, an annual servicing fee of up to 0.25% of the average daily net assets of such Fund's Group Retirement Plan Shares for certain support services which supplement the services provided by the Company's administrator and transfer agent.

     F. PURCHASES AND SALES: For the year ended December 31,1999, the cost of purchases and proceeds of sales for investment securities other than long-term U.S. Government and short-term securities were:

                             PURCHASES        SALES
                            -----------    -----------
                            $67,742,628    $66,872,840

     There were no purchases or sales of long-term U.S. Government securities.

     G. LIMITED PARTNERSHIP TRANSFERS: The Fund was formed as a successor investment vehicle for a limited partnership (the "Partnership") for which the Adviser acted as general partner and investment adviser since inception. On April 1, 1996, the Fund exchanged Premier Shares for portfolio securities of the Partnership (the "Transfer"). Premier Shares issued by the Fund in the Transfer were issued at the net asset

                         LIPPER PRIME EUROPE EQUITY FUND
                   (FORMERLY PRIME LIPPER EUROPE EQUITY FUND)
                          NOTES TO FINANCIAL STATEMENTS

value of Premier Shares prior to the Transfer. Premier Shares received in the Transfer have been distributed to the Partnership's limited partners who elected to participate in the Transfer. Securities valued at $50,208,413 at the date of Transfer with unrealized appreciation of $7,587,935 were contributed to the Fund on a tax free basis. To the extent that the Fund acquired securities in the Transfer that had appreciated in value from the date originally acquired by its corresponding Partnership, the Transfer may have adverse tax consequences to investors who subsequently acquire shares of the Fund.



     H. CAPITAL STOCK: Capital share transactions for the Fund, by class of shares, were as follows:

                                                    YEAR ENDED       YEAR ENDED
                                                   DECEMBER 31,     DECEMBER 31,
                                                      1999              1998
                                                  -------------      -----------
PREMIER SHARES:
 Issued -- Regular .........................        3,609,486         1,605,948
        -- Distributions Reinvested ........          822,415           797,991
 Redeemed ..................................       (3,213,911)         (631,722)
                                                   ----------        ----------
 Net Increase ..............................        1,217,990         1,772,217
                                                   ----------        ----------
RETAIL SHARES:
 Issued -- Regular .........................          171,205           113,663
        -- Distributions Reinvested ........           20,569            15,887
 Redeemed ..................................          (80,434)          (50,514)
                                                   ----------        ----------
 Net Increase ..............................          111,340            79,036
                                                   ----------        ----------
GROUP RETIREMENT PLAN SHARES:
 Issued -- Regular .........................          102,735            90,078
        -- Distributions Reinvested ........           17,437            14,661
 Redeemed ..................................          (65,181)          (19,882)
                                                   ----------        ----------
 Net Increase ..............................           54,991            84,857
                                                   ----------        ----------

     I. OTHER: At December 31, 1999, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares for the Fund was as follows:


                                                No. Of
                                             Shareholders    % Ownership
                                             ------------    -----------
Premier Shares ............................         4           30.7%
Retail Shares .............................         3           25.6%
Group Retirement Shares ...................         3           98.3%

     Transactions by shareholders holding a significant ownership percentage of the Fund can have an impact on other shareholders of the Fund.

     The Company has a $20 million line of credit with The Chase Manhattan Bank which is available to meet temporary cash needs of the company. The company pays a commitment fee for this line of credit.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Lipper Prime Europe Equity Fund (formerly, Prime Lipper Europe Equity Fund):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lipper Prime Europe Equity Fund (one of the Funds constituting The Lipper Funds, Inc., hereinafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036
February 15, 2000

--------------------------------------------------------------------------------

                   FEDERAL INCOME TAX INFORMATION (UNAUDITED)

     Lipper Prime Europe Equity Fund hereby designates $11,815,163 as 20% long-term capital gain dividends for the purpose of the dividend paid deduction on the Fund's Federal income tax return.

     Foreign taxes paid during the year ended December 31, 1999, amounting to $206,995 for the Lipper Prime Europe Equity Fund, are expected to be passed through to shareholders as foreign tax credits on Form 1099-DIV. In addition, for the year ended December 31, 1999, gross income derived from sources within foreign countries amounted to $2,054,444 for Lipper Prime Europe Equity Fund.

BOARD OF DIRECTORS           KENNETH LIPPER
--------------------------   Director, President and Chairman

                             ABRAHAM BIDERMAN
                             Director, Executive Vice President,
                             Secretary and Treasurer

                             STANLEY BREZENOFF
                             Director

                             MARTIN MALTZ
                             Director

                             IRWIN RUSSELL
                             Director

INVESTMENT ADVISER           Prime Lipper Asset Management
--------------------------   101 Park Avenue, 6th Floor
                             New York, NY 10178
                             (212) 883-6333

DISTRIBUTOR                  Lipper & Company, L.P.
--------------------------   101 Park Avenue, 6th Floor
                             New York, NY 10178

ADMINISTRATOR AND            Chase Global Funds Services Company
--------------------------   73 Tremont Street, 9th Floor
TRANSFER AGENT               Boston, MA 02108
                             1-800-LIPPER9


CUSTODIAN                    The Chase Manhattan Bank
--------------------------   770 Broadway
                             New York, NY 10003

LEGAL COUNSEL                Simpson Thacher & Bartlett
--------------------------   425 Lexington Avenue
                             New York, NY 10017

INDEPENDENT ACCOUNTANTS      PricewaterhouseCoopers LLP
--------------------------   1177 Avenue of the Americas
                             New York, NY 10036

For more complete information concerning The Lipper Funds, Inc., including a prospectus, please call 1-800-LIPPER9. European investments involve currency and other risks, which may include political and market risks. Please read the prospectus carefully before investing.

Lipper & Company, L.P., Distributor. The Lipper Funds, Inc., is not affiliated with Lipper Inc.